________________________________________________________________________________

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
CHECK THE APPROPRIATE BOX:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ------------------------

                                TIME WARNER INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

                            ------------------------

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.

[ ] $500  per  each  party to  the  controversy  pursuant to  Exchange  Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

 ................................................................................

     2) Aggregate number of securities to which transaction applies:

 ................................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 ................................................................................

     4) Proposed maximum aggregate value of transaction:

 ................................................................................

     5) Total Fee Paid:

 ................................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act  Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:  ............

     2) Form, Schedule or Registration Statement No.:  ............

     3) Filing Party:  ............

     4) Date Filed:  ............

________________________________________________________________________________

                                     [Logo]

                                                                  March 29, 1996

Dear Stockholder:

     You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Time Warner Inc. on Thursday, May 16, 1996, beginning at 10:30 A.M., local time, at the Warner Bros. Studio, 4000 Warner Boulevard, Burbank, California 91522. Directions to the Warner Bros. Studio are on the back cover of the Proxy Statement. I look forward to greeting as many of you as can attend the Meeting. A post-meeting report of the proceedings will be sent to all stockholders.

     Holders of Time Warner stock are being asked to vote on all the matters listed in the enclosed Notice of Annual Meeting of Stockholders. Your Board of Directors recommends a vote 'FOR' the proposals listed as items 1, 2 and 3 in the Notice, and 'AGAINST' the stockholder proposals described in the enclosed Proxy Statement.

     Whether or not you plan to attend the Meeting in person, it is important that your shares of Time Warner stock be represented and voted at the Meeting. Accordingly, after reading the enclosed Notice of Annual Meeting and Proxy Statement, please sign, date and mail the enclosed proxy card or voting instructions in the envelope provided.

     Because of security procedures required for access to the Warner Bros. Studio, if you plan to attend the Meeting in person, you must bring the Admission Ticket included with the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement or a Time Warner employee identification card. YOU WILL NOT BE PERMITTED INTO THE STUDIO WITHOUT IT. If you have not received an Admission Ticket, please contact the Shareholder Relations Department at
(212) 484-6971.

     Later this year, I expect that you will receive separate materials in connection with a special meeting of stockholders to consider and vote on Time Warner's merger with Turner Broadcasting System, Inc. and related matters. I am very excited about this transaction and the opportunities it will provide for our company.

                                         Sincerely,

                                         GERALD M. LEVIN

                                         GERALD M. LEVIN
                                         Chairman of the Board
                                         and Chief Executive Officer

                                TIME WARNER INC.
                              75 Rockefeller Plaza
                               New York, NY 10019
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 16, 1996

     The Annual Meeting (the 'Annual Meeting') of Stockholders of Time Warner Inc., a Delaware corporation (the 'Company'), will be held on Thursday, May 16, 1996 at the Warner Bros. Studio, 4000 Warner Boulevard, Burbank, California 91522 (see directions on back cover), commencing at 10:30 A.M., local time, for the following purposes:

          1. To elect four directors for a term of three years and until their successors are duly elected and qualified;

          2. To consider and take action upon a proposed Time Warner 1996 Stock Option Plan for Non-Employee Directors;

          3. To approve the appointment by the Board of Directors of the firm of Ernst & Young LLP as independent auditors of the Company for 1996;

          4. To consider and vote upon three stockholder proposals as described in the attached Proxy Statement; and

          5. To transact such other business as may properly come before the Annual Meeting.

     Only holders of the Company's common stock and certain series of preferred stock at the close of business on March 28, 1996, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

                                          TIME WARNER INC.
                                          PETER R. HAJE
                                          Secretary

March 29, 1996

THE ANNUAL MEETING WILL COMMENCE PROMPTLY AT 10:30 A.M. TO AVOID DISRUPTION OF THE MEETING, ADMISSION MAY BE LIMITED AFTER THE MEETING COMMENCES. HOLDERS OF COMMON STOCK AND CERTAIN SERIES OF PREFERRED STOCK ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PRE-ADDRESSED REPLY ENVELOPE, WHETHER OR NOT THEY PLAN TO ATTEND THE ANNUAL MEETING, SO THAT THEIR SHARES MAY BE REPRESENTED. ANY RECORD HOLDER OF SUCH STOCK WHO HAS EXECUTED A PROXY AND IS PRESENT AT THE ANNUAL MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY, THEREBY CANCELLING ANY PROXY PREVIOUSLY GIVEN. NO STOCKHOLDER OF RECORD MAY APPOINT MORE THAN THREE PERSONS TO ACT AS HIS OR HER PROXY AT THE ANNUAL MEETING.

FOR STUDIO SECURITY REASONS, YOU WILL BE REQUIRED TO SHOW THE ENCLOSED ADMISSION
                          TICKET OR A COMPANY ID CARD
                         TO ATTEND THE ANNUAL MEETING.

                                TIME WARNER INC.
                              75 Rockefeller Plaza
                               New York, NY 10019
                                PROXY STATEMENT

     This Proxy Statement is being furnished to holders of common stock, par value $1.00 per share ('Common Stock'), Series C Convertible Preferred Stock, par value $1.00 per share ('Series C Preferred'), Series D Convertible Preferred Stock, par value $1.00 per share ('Series D Preferred'), Series E Convertible Preferred Stock, par value $1.00 per share ('Series E Preferred'), Series F Convertible Preferred Stock, par value $1.00 per share ('Series F Preferred'), Series G Convertible Preferred Stock, par value $1.00 per share ('Series G Preferred'), and Series I Convertible Preferred Stock, par value $1.00 per share ('Series I Preferred,' and collectively, the 'Voting Preferred Stock'), of Time Warner Inc., a Delaware corporation (the 'Company'), in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of the Company's stockholders (the 'Annual Meeting') to be held on Thursday, May 16, 1996, at the Warner Bros. Studio, 4000 Warner Boulevard, Burbank, California 91522 (see directions on back cover), commencing at 10:30 A.M., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

     This   Proxy  Statement  and   accompanying  forms  of   proxy  and  voting
instructions are first being mailed to holders of Common Stock and the Voting Preferred Stock on or about March 29, 1996.

VOTING AT THE ANNUAL MEETING; RECORD DATE; CONFIDENTIAL VOTING

     Only holders of record of Common Stock and Voting Preferred Stock at the close of business on March 28, 1996, the record date, are entitled to notice of and to vote at the Annual Meeting. As of March 28, 1996, there were 392,930,713 shares of Common Stock and 33,941,300 shares of Voting Preferred Stock
(3,264,508 shares of Series C Preferred, 11,000,000 shares of Series D Preferred, 3,250,000 shares of Series E Preferred, 3,226,792 shares of Series F Preferred, 6,200,000 shares of Series G Preferred and 7,000,000 shares of Series I Preferred) outstanding and entitled to be voted at the Annual Meeting.

     Each holder of record of shares of Common Stock who is entitled to vote may cast one vote per share held on all matters properly submitted for the vote of the stockholders at the Annual Meeting. Each holder of record of shares of Voting Preferred Stock who is entitled to vote may cast two votes per share held on all matters properly submitted for the vote of the stockholders at the Annual Meeting.

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     In accordance with the Company's confidential voting policy, all stockholder proxies, ballots and voting materials will be confidentially inspected and tabulated by independent inspectors of election and will not be disclosed to the Company except under certain limited circumstances.

REQUIRED VOTE

     A plurality of the votes duly cast is required for the election of directors. The affirmative vote of the holders of a majority in voting power of the shares of Common Stock and Voting Preferred Stock present either in person or by proxy, and entitled to vote at the Annual Meeting, voting together as a single class, is required to approve the Time Warner 1996 Stock Option Plan for Non-Employee Directors (the 'Directors Option Plan'). The affirmative vote of a majority of the votes duly cast by the holders of Common Stock and Voting Preferred Stock, voting together as a single class, is required to approve each of the other matters to be acted upon at the Annual Meeting.

     Under the General Corporation Law of the State of Delaware, the state in which the Company is incorporated, an abstaining vote is deemed to be 'present' but is not deemed to be a 'vote cast.' As a result, abstentions and broker 'non-votes' are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations, but abstentions will have such effect with respect to the tabulation of votes on the approval of the Directors Option Plan. A broker 'non-vote' occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker 'non-votes' and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum is present at a meeting.

PROXIES

     All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. No stockholder of record may appoint more than three persons to act as his or her proxy at the Annual Meeting.

     If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Time Warner Inc., 75 Rockefeller Plaza, New York, NY 10019, Attention: Secretary, or hand delivered to the Secretary, at or before the taking of the vote at the Annual Meeting.

     A copy of the Company's Annual Report to Stockholders for the year 1995, including financial statements, has been sent simultaneously with this Proxy Statement or has been previously provided to all stockholders entitled to vote at the Annual Meeting.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the election of the nominees for election as directors; FOR approval of the Time Warner 1996 Stock Option Plan for Non-Employee Directors; FOR approval of the appointment of Ernst &
Young LLP as independent auditors of the Company for 1996; and AGAINST the stockholder proposals described in this Proxy Statement.

                              CORPORATE GOVERNANCE

ELECTION OF DIRECTORS

     The Company believes that it is in the best interest of Time Warner stockholders that a majority of the members of the Company's Board of Directors be directors who, in the Board's judgment, have no direct or indirect material economic relationship with the Company other than as a result of customary directors' compensation or stock ownership ('Unaffiliated Directors'). In furtherance of this belief, the Company's By-laws provide that at the time the Board determines the slate of nominees for director at an annual meeting of stockholders, taking into account the election of such slate and the directors who will continue in office, a majority of the members of the Board must be determined by the Board to be independent directors within the meaning of the By-laws. The Company also has a policy limiting the eligibility for nomination by the Board of Directors as a non-employee director to persons who would be less than 70 years old at the time of election.

     The Board of Directors is divided into three classes, currently consisting of five directors each. Edward S. Finkelstein and Henry Luce III, each of whom is 70 years old, will not stand for reelection at the Annual Meeting and will retire from the Board of Directors effective at the Annual Meeting, at which time the number of directors constituting the Board of Directors will be reduced to 13. Of such 13 directors, ten are Unaffiliated Directors and three are Affiliated Directors. In connection with the retirements of Messrs. Finkelstein and Luce, Mrs. Greenough, currently in the class of directors whose terms expire in 1998, has been nominated for election at the Annual Meeting for a term expiring at the annual meeting of stockholders in 1999. It is anticipated that upon completion of the Company's merger with Turner Broadcasting System, Inc., the size of the Board of Directors will be increased to 15 and R.E. Turner and a second person to be designated by Mr. Turner will become members.

     The persons named in the enclosed proxy intend to vote such proxy for the election of each of the four nominees named below, unless the stockholder indicates on the proxy that the vote should be withheld from any or all of such nominees. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as directors at the Annual Meeting:

                      NOMINEES FOR TERMS EXPIRING IN 1999
                            Beverly Sills Greenough
                                 Carla A. Hills
                                  Reuben Mark
                            Francis T. Vincent, Jr.

     The Company expects each nominee for election as a director at the Annual Meeting to be able to accept such nomination. If any nominee is unable to accept such nomination, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees. All of such nominees are currently directors and were elected by the stockholders.

     Set forth below is the principal occupation of, and certain other information regarding, such nominees and other directors whose terms of office will continue after the Annual Meeting.

        NAME AND YEAR FIRST
        BECAME A DIRECTOR OF                                         PRINCIPAL OCCUPATION
            THE COMPANY                AGE                        DURING THE PAST FIVE YEARS
------------------------------------   ---   ---------------------------------------------------------------------
                                       NOMINEES FOR TERMS EXPIRING IN 1999

Beverly Sills Greenough ............   66    CHAIRMAN  OF LINCOLN CENTER  FOR THE PERFORMING  ARTS. Mrs. Greenough
  1989                                         served as a  director of  Warner Communications  Inc. ('WCI')  from
                                               1982  to 1990. Mrs. Greenough has served as the Chairman of Lincoln
                                               Center for the Performing Arts since June 1994, having served as  a
                                               Managing Director of The Metropolitan Opera from 1991. She has also served  as National  Chairman of the  March of  Dimes Birth Defects
                                               Foundation. She is also a director of American Express Company  and
                                               Human  Genome  Sciences  Inc.  Mrs.  Greenough  is  an Unaffiliated
                                               Director.

Carla A. Hills .....................   62    CHAIRMAN AND CHIEF EXECUTIVE  OFFICER OF HILLS  & COMPANY AND  FORMER
  1993                                         UNITED   STATES  TRADE  REPRESENTATIVE.   Ambassador  Hills  became
                                               Chairman  and   Chief  Executive   Officer  of   Hills  &   Company
                                               (international  trade  and investment  consultants) in  March 1993, having served  in President  Bush's Cabinet  as the  United  States
                                               Trade  Representative  from  February  1989  to  January  20, 1993.
                                               Ambassador Hills  is  also  a director  of  American  International
                                               Group,  Inc., AT&T Corp., Chevron  Corporation and Trust Company of
                                               the West. Ambassador Hills is an Unaffiliated Director.

Reuben Mark ........................   57    CHAIRMAN AND CHIEF EXECUTIVE  OFFICER OF COLGATE- PALMOLIVE  COMPANY.
  1993                                         Mr.   Mark   has  served   as  the   Chief  Executive   Officer  of
                                               Colgate-Palmolive Company (consumer  products) since  May 1984.  In
                                               May  1986, he was elected Chairman. Mr.  Mark is also a director of
                                               Pearson plc, Toys  'R' Us, Inc.  and The New  York Stock  Exchange,
                                               Inc. Mr. Mark is an Unaffiliated Director.

        NAME AND YEAR FIRST
        BECAME A DIRECTOR OF                                         PRINCIPAL OCCUPATION
            THE COMPANY                AGE                        DURING THE PAST FIVE YEARS
------------------------------------   ---   ---------------------------------------------------------------------
Francis T. Vincent, Jr. ............   57    CHAIRMAN  OF  VINCENT ENTERPRISES.  Mr.  Vincent has  been  a private
  1993                                         investor at Vincent  Enterprises since  January 1,  1995. Prior  to that,  Mr.  Vincent  served  as the  Commissioner  of  Major League
                                               Baseball from September  1989 until  September 1992. He  is also  a director  of Culbro  Corporation, Horizon  Group and  Oakwood Homes
                                               Corporation. Mr. Vincent is an Unaffiliated Director.

                                       DIRECTORS WHOSE TERMS EXPIRE IN 1997

Lawrence B. Buttenwieser ...........   64    PARTNER, ROSENMAN & COLIN. Mr.  Buttenwieser served as a director  of
  1989                                         WCI  from  1963 to  1990. Mr.  Buttenwieser has  been a  partner at
                                               Rosenman & Colin (attorneys) for more than the past five years.  He is  also Chairman  of the  Board of  Directors of  General American
                                               Investors  Company,  Inc.  Mr.  Buttenwieser  is  an   Unaffiliated
                                               Director.

David T. Kearns ....................   65    RETIRED  CHAIRMAN AND  CHIEF EXECUTIVE OFFICER  OF XEROX CORPORATION.
  1993                                         Mr.  Kearns  served  as  a  Senior  University  Fellow  at  Harvard
                                               University  from August  1993 to  March 1995  and served  as Deputy
                                               Secretary of the U.S. Department  of Education from May 1991  until
                                               January  1993.  Prior  to  that, he  served  as  Chairman  of Xerox
                                               Corporation from 1985 until  May 1991, having  served as its  Chief
                                               Executive Officer from 1982 to August 1990. He previously served as a director of the Company from 1978 until May 1991 when he resigned to  accept his government appointment. He is also a director of The
                                               Chase Manhattan Corporation and Ryder System, Inc. Mr. Kearns is an
                                               Unaffiliated Director.

Gerald M. Levin ....................   56    CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER OF THE
  1988                                         COMPANY. Mr. Levin became  Chairman of the  Board of Directors  and
                                               Chief  Executive Officer of the Company on January 21, 1993, having served as President  and Co-Chief Executive  Officer from  February
                                               20,  1992. Prior to that, Mr. Levin  served as Vice Chairman of the
                                               Board and Chief  Operating Officer  of the Company  from May  1991, having  served as  Vice Chairman of  the Board of  the Company from
                                               July 1988. He previously served as  a director of the Company  from
                                               1983   until  January  1987.  He  is  also  a  director  of  Turner
                                               Broadcasting  System,  Inc.   and  a   member  of   the  Board   of
                                               Representatives  of  Time  Warner Entertainment  Company,  L.P. Mr.
                                               Levin is an Affiliated Director.

        NAME AND YEAR FIRST
        BECAME A DIRECTOR OF                                         PRINCIPAL OCCUPATION
            THE COMPANY                AGE                        DURING THE PAST FIVE YEARS
------------------------------------   ---   ---------------------------------------------------------------------
J. Richard Munro ...................   65    CHAIRMAN OF THE EXECUTIVE/FINANCE COMMITTEE OF THE BOARD OF DIRECTORS
  1978                                         OF, AND ADVISOR TO, THE COMPANY. Mr. Munro became an advisor to the
                                               Company in  July  1994.  He  has served  as  the  Chairman  of  the
                                               Executive  Committee of the Board of Directors of the Company since
                                               May  1990  and  in  January   1993,  he  became  Chairman  of   the
                                               Executive/Finance   Committee  following  the  combination  of  the
                                               Executive Committee  and  the  Finance  Committee.  He  is  also  a director of Genentech, Inc., Kellogg Company, Kmart Corporation and
                                               Mobil Corporation. Mr. Munro is an Affiliated Director.

Richard D. Parsons .................   47    PRESIDENT OF THE COMPANY. Mr. Parsons became President of the Company
  1991                                         on  February  1, 1995.  Prior to  that, Mr.  Parsons served  as the
                                               Chairman and Chief Executive  Officer of The  Dime Savings Bank  of
                                               New  York,  FSB  from January  1991.  He  served as  a  director of
                                               American  Television  and   Communications  Corporation,  then   an
                                               82%-owned  subsidiary of the  Company, from 1989  until 1991 and is
                                               currently  also  a  director  of  the  Federal  National   Mortgage
                                               Association  and Philip Morris  Companies Inc. and  a member of the
                                               Board of Representatives of Time Warner Entertainment Company, L.P.
                                               Mr. Parsons is an Affiliated Director.

                                       DIRECTORS WHOSE TERMS EXPIRE IN 1998
Merv Adelson .......................   66    CHAIRMAN OF  EAST-WEST CAPITAL  ASSOCIATES  AND FORMER  CHAIRMAN  AND
  1989                                         CHIEF  EXECUTIVE OFFICER  OF LORIMAR TELEPICTURES.  Mr. Adelson has
                                               served  as  Chairman  of  East-West  Capital  Associates   (private
                                               investment  company) since April  1989. Mr. Adelson  served as Vice
                                               Chairman and a  director of  WCI from January  1989 through  August
                                               1991.  He is also a  director of 7th Level,  Inc. Mr. Adelson is an
                                               Unaffiliated Director.

Michael A. Miles ...................   56    FORMER CHAIRMAN OF THE  BOARD AND CHIEF  EXECUTIVE OFFICER OF  PHILIP
  1995                                         MORRIS COMPANIES INC. Mr. Miles served as Chairman of the Board and
                                               Chief  Executive Officer of Philip  Morris Companies Inc. (consumer products) from September  1991 until  July 1994,  having served  as
                                               Vice  Chairman and  a member  of the  Board of  Directors of Philip
                                               Morris Companies Inc. and Chairman  and Chief Executive Officer  of
                                               Kraft General Foods, Inc. from December 1989. He is also a director of  Allstate  Corp., Dean  Witter,  Discover &  Co.,  Dell Computer
                                               Corporation and  Sears,  Roebuck and  Co.  and is  also  a  Special
                                               Limited  Partner  in  Forstmann  Little  &  Co.  Mr.  Miles  is  an
                                               Unaffiliated Director.

        NAME AND YEAR FIRST
        BECAME A DIRECTOR OF                                         PRINCIPAL OCCUPATION
            THE COMPANY                AGE                        DURING THE PAST FIVE YEARS
------------------------------------   ---   ---------------------------------------------------------------------
Donald S. Perkins ..................   69    FORMER CHAIRMAN OF JEWEL COMPANIES, INC. Mr. Perkins became President
  1979                                         of Jewel Companies, Inc. (retailing) in 1965, Chairman of its Board in 1970, and  served as  Chairman of its  Executive Committee  from
                                               1980  to June 1983. He is also  a director of AON Corporation, AT&T
                                               Corp., Cummins Engine  Company, Inc., Illinova  and Illinois  Power
                                               Company,  Inland Steel Industries, Inc., LaSalle Street Fund, Inc.,
                                               The Putnam  Funds  (including all  92  of its  funds)  and  Springs
                                               Industries, Inc. Mr. Perkins is an Unaffiliated Director.

Raymond S. Troubh ..................   69    FINANCIAL  CONSULTANT AND  DIRECTOR OF VARIOUS  COMPANIES. Mr. Troubh
  1989                                         served as a director of WCI from 1979 to 1990. Mr. Troubh has  been a  financial consultant and a corporate  director for more than the past five years. He is also a director of ADT Limited, America West
                                               Airlines, Inc., Applied  Power Inc.,  ARIAD Pharmaceuticals,  Inc.,
                                               Becton,  Dickinson and Company, Benson Eyecare Corporation, Diamond
                                               Offshore Drilling,  Inc.,  Foundation Health  Corporation,  General
                                               American  Investors  Company,  Inc.,  Manville  Corporation, Olsten
                                               Corporation, Petrie  Stores  Corporation,  Riverwood  International
                                               Corporation, Triarc Companies, Inc. and WHX Corporation. Mr. Troubh
                                               is an Unaffiliated Director.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors currently has designated five principal standing committees. The Company believes that it is in the best interest of the Company's stockholders that each of the Audit, Compensation and Nominating and Governance Committees be composed of at least a majority of Unaffiliated Directors. As noted below, each of such committees is composed entirely of Unaffiliated Directors. The current members and functions of all the Board's committees are as follows:

     Audit Committee. The Audit Committee is composed entirely of Unaffiliated Directors. Its members are Messrs. Buttenwieser (Chair), Kearns, Luce and Miles. The functions of the Audit Committee, which met three times during 1995, include
(i) the review of the professional services and independence of the Company's independent auditors and the scope of the annual external audit as recommended by the independent auditors; (ii) the review, in consultation with the independent auditors and the Company's chief internal auditor, of the plan and results of the annual audit and the adequacy of the Company's internal accounting controls; (iii) the review, in consultation with management and the independent auditors, of the Company's annual financial statements and the results of each external audit; and (iv) the review, in consultation with the Company's independent auditors and the Company's principal financial officer and principal accounting officer, of the auditing and accounting principles and practices to be used in the preparation of the Company's financial statements.

     The Audit Committee has authority to consider the qualification of the Company's independent auditors and make recommendations to the Board of Directors as to their selection, and review and resolve any differences of opinion between such independent auditors and management relating to the preparation of the annual financial statements.

     Compensation Committee. The Compensation Committee is composed entirely of Unaffiliated Directors. Its members are Mr. Finkelstein, Ambassador Hills and Messrs. Mark (Chair), Troubh and Vincent. The Compensation Committee, which met four times during 1995, has authority to engage independent compensation consultants to assist the Committee in its review of the Company's executive compensation. The Compensation Committee also has authority, as delegated by the Board of Directors, to administer the Company's executive compensation plans. The Compensation Committee, after receiving and considering the recommendations of the Company's Chief Executive Officer, determines the salaries and incentive compensation (including the grant of stock options) and employment agreements of the executive officers of the Company. See 'Compensation Committee Report on Compensation of Executive Officers of the Company.'

     Nominating and Governance Committee. The Nominating and Governance Committee is composed entirely of Unaffiliated Directors. Its members are Mr. Adelson, Mrs. Greenough and Messrs. Perkins (Chair) and Vincent. The Nominating and Governance Committee, which met three times during 1995, has authority to review the size and composition of the Board of Directors and recommends nominees to serve on the Board of Directors and considers the qualification of candidates for election as directors. Nominees to the Board of Directors are selected on the basis of recognized achievements and their ability to bring various skills and experience to the deliberations of the Board of Directors. In carrying out its responsibilities, the Nominating and Governance Committee will consider candidates recommended by other directors, employees and stockholders. Written suggestions for nominees should be sent to the Secretary of the Company.

     The Company's By-laws provide that any stockholder of record who is entitled to vote for the election of directors may nominate persons for election as directors only if timely written notice in proper form of the intent to make a nomination at a meeting of stockholders is received by the Secretary of Time Warner at 75 Rockefeller Plaza, New York, NY 10019. To be timely and in proper form under the By-laws, the notice generally must be delivered not less than 60 nor more than 90 days prior to the date of the meeting at which directors are to be elected and must contain prescribed information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board of Directors.

     Editorial Committee. The Editorial Committee is composed of all of the directors except for Messrs. Levin and Parsons and Mr. Luce serves as its chairman. The Editorial Committee, which met once in 1995, has authority to review with the Company's editor-in-chief significant editorial developments and plans affecting the Company's magazines, editorial personnel policies, major editorial staffing matters and policies and procedures regarding journalistic standards and accuracy. The Company's editor-in-chief, in consultation with the Editorial Committee, makes recommendations to the Board of Directors regarding the election of a successor editor-in-chief.

     Executive/Finance Committee. The members of the Executive/Finance Committee are Messrs. Adelson, Finkelstein, Mrs. Greenough and Messrs. Levin, Munro (Chair), Parsons, Perkins and Troubh. The Executive/Finance Committee met three times during 1995. The Executive/Finance Committee may exercise all the authority of the Board of Directors in the management of the business and affairs of the Company, except for matters related to the composition of the Board of Directors and its committees, changes in the By-laws, changes in matters specifically delegated to other committees and certain other significant corporate matters.

     During 1995, the Board of Directors met eleven times and no incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees of which he or she was a member.

DIRECTOR COMPENSATION

     As described in more detail below, the Company expects, subject to stockholder approval of the proposed Directors Option Plan, to replace the retirement plan for its eligible directors with the Directors Option Plan on a going forward basis.

     Directors who are not officers or employees of the Company or any of its subsidiaries ('Eligible Directors') currently receive $60,000 as an annual retainer, half of which is paid in cash and the remaining half in shares of Common Stock under the 1988 Restricted Stock Plan for Non-Employee Directors (the 'Directors' Stock Plan'). In addition, a fee of $2,500 is paid for attendance at each special Board meeting and $1,000 is paid for attendance at each committee meeting not held in conjunction with a Board meeting. The Board has expressed its intention to eliminate these special meeting fees if the stockholders approve the Directors Option Plan at the Annual Meeting. See 'Approval of the Time Warner 1996 Stock Option Plan for Non-Employee Directors.' Committee chairmen do not receive additional compensation. Eligible Directors are also reimbursed for expenses incurred in attending Board and committee meetings, including those for travel, food and lodging.

     Directors who are officers of or employed by the Company or any of its subsidiaries are not additionally compensated for their Board and committee activities.

     Under the Directors' Stock Plan, which was approved by stockholders of the Company, each Eligible Director is generally issued an annual grant of shares of Common Stock ('Restricted Shares') having a market value of $30,000. During the restriction period provided under the Directors' Stock Plan (the 'Restriction Period'), the Eligible Director has the right to vote his or her Restricted Shares, to receive and retain all regular cash dividends and to exercise all other rights as a holder of Common Stock, but may not dispose of the Restricted Shares, and the Company retains custody of the stock certificates and all distributions other than regular cash dividends.

     The Restriction Period ends, and all Restricted Shares (including any distributions retained by the Company) become vested, upon the termination of the Eligible Director's service on the Board of Directors on account of (i) mandatory retirement; (ii) failure to be reelected by stockholders; (iii) death or disability; and (iv) the occurrence of certain transactions involving a change in control of the Company; and with the approval of the Board on a case by case basis, under certain other designated circumstances. If an Eligible Director leaves the Board of Directors for any reason other than as set forth above, then all Restricted Shares issued to such Eligible Director are forfeited to the Company. In 1995, each Eligible Director received 786 Restricted Shares under the Directors' Stock Plan.

     The Company also has a deferred compensation plan for Eligible Directors. Under this plan, Eligible Directors may elect each year to defer payment of 25%, 50%, 75% or 100% of their cash compensation payable during the next calendar year. Amounts deferred under the plan are increased based on an interest factor or the hypothetical investment in shares of Common Stock and dividends thereon, with the higher valuation used to determine the amount paid upon distribution. Amounts deferred are payable in a lump-sum or in installments, generally upon attainment of age 70 or cessation of service as a director of the Company for certain enumerated reasons.

     The Company has also maintained a retirement plan (the 'Directors Retirement Plan') for its Eligible Directors who have served as such for at least three years. Under this Plan, each such Eligible Director will receive an annual retirement benefit commencing after the later of stepping down from the Board of Directors or attaining age 60 (or earlier in the event such Eligible Director becomes disabled), equal to one-half of the value of the annual retainer (including cash and Restricted Shares) payable on the last day that the Eligible Director served on the Board of Directors, which benefit will be paid for the number of years of service as an Eligible Director.

Service as an outside director of WCI prior to July 24, 1989 is considered credited service under the Directors Retirement Plan. In the event an Eligible Director dies prior to the commencement or completion of payment of benefits under the Directors Retirement Plan, a lump-sum cash payment will be made in an amount equal to the total benefits or remaining benefits the Eligible Director would have been entitled to receive had he or she not died. The Chief Executive Officer of the Company may accelerate payment of the annual retirement benefit accrued to an Eligible Director under the Plan. If the stockholders approve the Directors Option Plan at the Annual Meeting, see 'Approval of the Time Warner 1996 Stock Option Plan for Non-Employee Directors,' no further benefits will accrue under the Directors Retirement Plan after the Annual Meeting. In that case, each current Eligible Director, upon his or her retirement from the Board, as described above, will be entitled to receive an annual benefit of $30,000 payable for the number of years of service through the Annual Meeting.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth as of February 1, 1996 for each current director, each nominee for election as a director, each of the executive officers named in the Summary Compensation Table below and for all current directors and executive officers as a group, information concerning the beneficial ownership of Common Stock.

     As of February 1, 1996, the approximate aggregate market value of the Common Stock held by certain persons as set forth in the table below (exclusive of shares subject to stock options) was as follows: 12 current Unaffiliated Directors -- $264 million; and all current directors -- $294 million. In addition, as of December 31, 1995, the trusts maintained pursuant to the Company's qualified employee benefit plans, other than pension plans, held Common Stock valued at approximately $720 million in accounts for the benefit of employees of the Company and its subsidiaries.

                                                                            COMMON STOCK BENEFICIALLY OWNED(1)
                                                                           ------------------------------------
                                                                           NUMBER OF     OPTION      PERCENT OF
NAME                                                                        SHARES      SHARES(2)      CLASS
------------------------------------------------------------------------   ---------    ---------    ----------
Merv Adelson............................................................    360,999       348,848       *
Richard J. Bressler (9).................................................      5,196       122,804       *
Lawrence B. Buttenwieser (3)............................................     86,577        --           *
Edward S. Finkelstein...................................................      8,927        --           *
Beverly Sills Greenough (4).............................................     21,339        --           *
Peter R. Haje (9).......................................................      9,525       691,954       *
Carla A. Hills..........................................................      3,039        --           *
Tod R. Hullin (9).......................................................      2,121       278,058       *
David T. Kearns.........................................................      2,739        --           *
Gerald M. Levin (5)(9)..................................................    364,508     2,533,600       *
Henry Luce III (6)......................................................   5,850,517       --            1.5%
Reuben Mark.............................................................     10,439        --           *
Michael A. Miles........................................................      4,286        --           *
J. Richard Munro (7)(9).................................................    332,492       442,556       *
Richard D. Parsons......................................................     10,213       100,000       *
Donald S. Perkins.......................................................     14,116        --           *
Raymond S. Troubh (8)...................................................      9,499        --           *
Francis T. Vincent, Jr..................................................     17,439        --           *
All current directors and executive officers (20 persons) as a group
  (3)-(9)...............................................................   7,178,352    4,969,481        3.1%

                                                        (footnotes on next page)

* Represents beneficial ownership of less than one percent of issued and outstanding stock on February 1, 1996.

(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'). Unless otherwise indicated, beneficial ownership includes both sole voting and sole investment power. This table does not include, unless otherwise indicated, any shares of Common Stock or other equity securities of the Company which may be held by pension and profit-sharing plans of other corporations or endowment funds of educational and charitable institutions for which various directors and officers serve as directors or trustees. The shares of Common Stock held by certain subsidiaries of the Company, which are not entitled to be voted at the Annual Meeting, are excluded for purposes of calculating the Percent of Class. As of February 1, 1996, none of the named persons or group beneficially owns any of the Voting Preferred Stock, the Company's Series B 6.40% Preferred Stock, Series H Convertible Preferred Stock, par value $1.00 per share ('Series H Preferred'), or Liquid Yield OptionTM Notes due 2013 ('LYONs').

(2) Reflects shares of Common Stock subject to options to purchase Common Stock issued by the Company which, on February 1, 1996, were unexercised but were exercisable within a period of 60 days from that date. These shares are excluded from the column headed 'Number of Shares.'

(3) Includes 1,280 shares of Common Stock owned of record and beneficially by Mr. Buttenwieser's wife and 22,656 shares of Common Stock held of record by a trust of which Mr. Buttenwieser and others are trustees in which Mr. Buttenwieser has no beneficial interest and as to all of which Mr. Buttenwieser disclaims any beneficial ownership.

(4) Includes 10,240 shares of Common Stock held by a trust of which Mrs. Greenough is the beneficiary but as to which she has no voting or investment power.

(5) Includes 15,000 shares of Common Stock held by Mr. Levin's wife, as to which Mr. Levin disclaims any beneficial ownership.

(6) Includes 212,104 shares of Common Stock held by a trust of which Mr. Luce is sole trustee, an aggregate of 710,308 shares of Common Stock held by various trusts of which Mr. Luce is a co-trustee and 4,636,072 shares of Common Stock beneficially owned by The Henry Luce Foundation, Inc., of which Mr. Luce is one of twelve members and twelve directors.

(7) Includes 35,830 shares of Common Stock held of record and beneficially by members of Mr. Munro's family, as to which Mr. Munro disclaims any beneficial ownership.

(8) Includes 3,200 shares of Common Stock held beneficially by Mr. Troubh's wife, as to which Mr. Troubh disclaims any beneficial ownership.

(9) Includes an aggregate of approximately 52,840 shares of Common Stock held by two trusts under employee stock plans of the Company for the benefit of current directors and executive officers of the Company (including 4,061 shares for Mr. Bressler, 3,037 shares for Mr. Haje, 2,121 shares for Mr. Hullin, 10,488 shares for Mr. Levin and 18,472 shares for Mr. Munro) and an aggregate of 51,230 shares of Common Stock beneficially owned by certain relatives of such persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is the name, address, stock ownership and voting power of each person or group of persons known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock or of any series of Voting Preferred Stock.

                                                                          SHARES OF
                                                                            STOCK                     PERCENT OF
NAME AND ADDRESS                                                         BENEFICIALLY   PERCENT OF      VOTING
OF BENEFICIAL OWNER                                                         OWNED        CLASS(1)      POWER(2)
-----------------------------------------------------------------------   ----------    ----------    ----------
COMMON STOCK
The Capital Group Companies, Inc. (3) .................................   33,080,650        8.51%         7.00%
  333 South Hope Street
  Los Angeles, CA 90071
The Seagram Company Ltd. (4) ..........................................   56,763,349       14.51         12.36
  1430 Peel Street
  Montreal, Quebec
  Canada H3A 1S9
SERIES C PREFERRED STOCK (5)
Trust for the benefit of Gordon Gray, Jr...............................      769,043       23.56         *
Trust for the benefit of C. Boyden Gray................................      769,043       23.56         *
Trust for the benefit of Burton C. Gray................................      769,043       23.56         *
Trust for the benefit of Bernard Gray .................................      769,043       23.56         *
  c/o Wachovia Bank, N.A.
  P.O. Box 3099
  Winston-Salem, NC 27150

                                                  (table continued on next page)

                                                                          SHARES OF
                                                                            STOCK                     PERCENT OF
NAME AND ADDRESS                                                         BENEFICIALLY   PERCENT OF      VOTING
OF BENEFICIAL OWNER                                                         OWNED        CLASS(1)      POWER(2)
-----------------------------------------------------------------------   ----------    ----------    ----------
Nancy Maguire Gray, Trustee of the
  Nancy Maguire Gray Trust u/a dated 12/16/94 .........................      188,336        5.76         *
  P.O. Box 3199
  Church Street Station
  New York, NY 10008

SERIES D PREFERRED STOCK
Houston Industries Incorporated (6) ...................................   11,000,000      100             5.01
  5 Post Oak Park
  4400 Post Oak Parkway
  Houston, TX 77027

SERIES E AND F PREFERRED STOCK
Alan Gerry (7) ........................................................     SERIES E
  Loomis Road                                                              3,107,956       95.60
  Liberty, NY 12754                                                                                       3.33
                                                                            SERIES F
                                                                           3,085,763       95.60

SERIES G PREFERRED STOCK
ITOCHU Corporation (8) ................................................    6,200,000      100             2.70
  5-1, Kita-Aoyama 2-chome
  Minato-Ku, Tokyo 107-77
  Japan

SERIES I PREFERRED STOCK
Toshiba Corporation (9) ...............................................    7,000,000      100             3.05
  1-1, Shibaura 1-chome
  Minato-Ku, Tokyo 105
  Japan

------------

* Less than 1%.

(1) The shares of Common Stock held by certain subsidiaries of the Company, which are not entitled to be voted at the Annual Meeting, are excluded for purposes of calculating the 'Percent of Class.' Each share of Voting Preferred Stock and Series H Preferred is currently convertible into 2.08264 shares of Common Stock. Of the holders of Voting Preferred Stock identified in this table only Houston Industries Incorporated could be deemed beneficially to own more than 5% of the Common Stock pursuant to Rule 13d-3 under the Exchange Act by virtue of the convertibility of the Series D Preferred.

(2) Each share of Voting Preferred Stock currently has two votes per share.

(3) Beneficial  ownership  is  as  of  December  29,  1995.  The  Capital  Group
    Companies, Inc., a holding company, has filed with the Securities and Exchange Commission Amendment No. 8, dated February 6, 1996, to its statement on Schedule 13G to the effect that it (directly or indirectly) has sole dispositive power over all these shares, that it has sole voting power over 5,972,280 of these shares and that these shares are held principally by Capital Research and Management Company, an investment adviser, and Capital Guardian Trust Company, a bank. The Capital Group Companies, Inc. has advised the Company that the shares of Common Stock reported as beneficially owned includes 920,170 shares of Common Stock issuable upon conversion of $118,595,000 principal amount of LYONs that it beneficially owns (these shares have been excluded from the calculation of voting power), that all of the reported shares are held for the benefit of its clients and that it and each of its subsidiary investment management companies acts separately in exercising investment discretion over its managed accounts.

(4) Beneficial ownership and 'Percent of Class' are as of February 1, 1996. The Seagram Company Ltd. has filed with the Securities and Exchange Commission Amendment No. 7, dated April 13, 1994, to its statement on Schedule 13D and a statement of Changes in Beneficial Ownership on Form 4 dated May 9, 1994 to the effect that it indirectly through its indirect wholly owned subsidiary, Seagram Inc., has sole voting and sole dispositive power over all these shares.

(5) This information has been provided to the Company, as of February 1, 1996, by the holders of the Series C Preferred. The trusts for the benefit of each of Gordon Gray, Jr. and C. Boyden Gray each also holds 365,365 shares of Common Stock and the trusts for the benefit of each of Burton C. Gray and Bernard Gray each also holds 315,365 shares of

                                              (footnotes continued on next page)

    Common Stock (of which 146,870 shares are, in each case, held in an escrow account subject to restrictions on disposition). The Nancy Maguire Gray Trust also holds 89,476 shares of Common Stock.

(6) Beneficial ownership is as of July 17, 1995. Houston Industries Incorporated has filed with the Securities and Exchange Commission a statement on
    Schedule 13D dated July 17, 1995 to the effect that it also beneficially owns 1,000,000 shares of Common Stock and has sole dispositive and voting power over all these shares.

(7) Includes 41,337 shares of Series F Preferred held in an escrow account subject to restrictions. Mr. Gerry also beneficially owns 2,922,907 shares of Common Stock, of which 5,056 shares are held in an escrow account subject to restrictions. This information has been provided to the Company, as of February 1, 1996, by Mr. Gerry.

(8) Includes 1,200,000 shares of Series G Preferred held by ITOCHU International Inc., 335 Madison Avenue, New York, NY 10017, a wholly owned subsidiary of ITOCHU Corporation. ITOCHU Corporation and ITOCHU International Inc. each also holds 1,440,000 and 360,000 shares, respectively, of Series H Preferred; each share of Series H Preferred is convertible into 2.08264 shares of Common Stock but has no voting rights. This information has been provided to the Company, as of February 1, 1996, by the holders of Series G Preferred.

(9) Includes 177,500 shares of Series I Preferred held by Toshiba America, Inc., 1251 Avenue of the Americas, New York, NY 10020, a wholly owned subsidiary of Toshiba Corporation. This information has been provided to the Company, as of February 1, 1996, by the holders of Series I Preferred.

                             EXECUTIVE COMPENSATION

COMPENSATION  COMMITTEE  REPORT ON  COMPENSATION  OF EXECUTIVE  OFFICERS  OF THE
COMPANY

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

     The Company's executive compensation programs are designed with a particular emphasis on motivating the executives to continue to achieve the Company's business objectives and to increase stockholder value. Each of the Company's executive officers was in 1995, and is currently, employed pursuant to a multi-year employment agreement, the purpose of which is to retain the services of such officer for an extended period. The minimum salary to which each executive officer is entitled is specified in the employment agreement, but the annual bonus, which is a major part of an executive officer's cash compensation, and awards of stock options for executive officers are generally determined by the Compensation Committee of the Board of Directors of the Company, which is comprised entirely of Unaffiliated Directors. The principal terms of the employment agreements of certain executive officers are described under 'Employment Arrangements.'

     The Company believes that it is in the best interest of its stockholders that its executive officers be compensated in a manner that provides such officers with an incentive to advance both the short-term and long-term interests of the Company's stockholders. The Company's current compensation strategy is designed to maintain a high proportion of pay in the form of a variable annual incentive bonus (which permits individual performance to be appropriately recognized on an annual basis) and stock-based compensation (which permits a meaningful portion of the executive's long-term rewards to coincide with long-term stock price appreciation that accrues to the stockholders). To this end, the Company's remuneration programs for its executive officers award annual performance bonuses and, when appropriate, stock options. The Compensation Committee takes into account the total compensation from all sources provided to the individual by the Company, including deferred compensation, savings and retirement plans and insurance and other benefits. In addition, the Company has a stockholder-approved annual bonus plan (the 'Annual Bonus Plan') applicable for 1995 to the Chief Executive Officer and each of the four most highly compensated other executive officers of the Company who served in such capacity on December 31, 1995 (collectively, the 'named executive officers'). The Company expects that the compensation paid to such executive officers under the Annual Bonus Plan will qualify for income tax deductibility under section 162(m) of the Internal Revenue Code of 1986, as amended. The starting point of the Compensation Committee's determination of the annual incentive bonus for

Mr. Levin and the other named executive officers is the calculation of their maximum bonus pool and the maximum individual bonus payable pursuant to the Annual Bonus Plan. Such calculations were based on a percentage of the amount by which the Company's EBITDA (as defined) for 1995 exceeded the Company's average EBITDA for the preceding three years and resulted in a maximum individual deductible annual bonus for each of the named executive officers equal to $5.35 million with a maximum bonus pool available for the payment of annual bonuses to all of the named executive officers of $10.7 million.

     In 1995, the Company did not, and for 1996 the Company does not expect to, pay the named executive officers cash compensation in excess of the section 162(m) deductibility limit because of the applicability of the Annual Bonus Plan, individual executive officers' compensation deferral arrangements or the effect of 'grandfathering' provisions of the tax laws, although the Company's Board of Directors, or the Compensation Committee, retains discretion to do so. In addition, because of the restrictions on tax deductibility imposed by such section 162(m), the Company has adopted a general policy of awarding stock options to its executive officers only pursuant to plans that the Company expects will satisfy the requirements of section 162(m).

     During 1995, several of the Company's executive officers were awarded stock options. These awards were made after a review of the exercise prices, numbers and dates of the awards of those options already held by the executive officers of the Company and a comparison to those held by other members of the Company's senior management. Although there are no particular targets with respect to executive officers' holdings of stock options, the Compensation Committee believes that the higher the level of an executive's responsibilities, the larger the stock-based component of his compensation should be.

     The Chief Executive Officer reviewed 1995 executive performance with and recommended to the Compensation Committee the amount of each other executive officer's annual incentive bonus (within the limits imposed by the Annual Bonus Plan with respect to the named executive officers) and stock option award, if any. These variable elements in the compensation of the Company's executive officers recognize individual qualitative contributions and are determined based upon the level of the executive's responsibilities, the efficiency and effectiveness with which he oversees the matters under his supervision and the degree to which he has contributed to the accomplishment of major tasks that advance the Company's goals. In light of the nature of their responsibilities, particularly the fact that these officers have overall corporate policy-making and administrative responsibilities and do not directly oversee principal operating units of the Company, the Compensation Committee's qualitative assessment may not be based directly on corporate performance from a financial standpoint but relate generally to the accomplishment of each of their personal goals and the Company's goals as a whole. However, the Company's financial performance is a key factor that affects the overall level of compensation for all executive officers. This is especially the case for the named executive officers, whose annual bonuses may not exceed the maximum amounts determined under the Annual Bonus Plan, which are based on financial measures.

     In 1995, the Company took strides toward its major strategic and financial goals for the year both on a Company-wide basis and at its operating levels. These strategic achievements included: making progress in creating an organizational and ownership structure that better supports the Company's overall strategy, especially in light of the Company's agreement to acquire Turner Broadcasting System, Inc.; improving the Company's financial position and flexibility by selling assets to reduce debt and refinancing approximately $4 billion of the Company's public debt, which lowered interest rates, extended maturities and reduced potential Common Stock dilution; significantly advancing the Company's cable clustering strategy through the completion of strategic cable transactions giving the Company a total of approximately 11.7 million subscribers under its management with more than three-quarters of its customers located in 35 large groupings of more than 100,000 customers each; playing an effective role with governments and their agencies at both the federal and state level to attempt to ensure more appropriate regulation of the cable industry and other parts of the Company's operations, as illustrated by the approval by the Federal Communications Commission of the Company's 'social contract,' permitting upper tier, monthly cable rate increases over and above the limited inflation and programming cost increases previously permitted, major progress at certain state levels on liberalizing telephony regulation, the recent passage of the federal Telecommunications Act of 1996, as well as the passage of legislation that permits copyright owners and performers to license and receive royalties for the public performance of sound recordings; putting quality management in place at all of the Company's divisions; participating in major technological advances, including securing a universal standard for digital versatile disc technology; maintaining effective communications about the Company's business strategies with its various constituencies; and making improvements in the Company's corporate governance policies. These accomplishments and the Company's performance as a whole had a significant impact on the assessment of the annual incentive bonus compensation for all of the Company's executive officers. The
Compensation Committee considers a variety of factors in arriving at the compensation paid to the Company's executive officers and no specific weighting was assigned to any of the factors considered in determining the remuneration paid to Mr. Levin or the other executive officers for 1995.

     Mr. Levin's 1995 annual incentive bonus as Chairman of the Board and Chief Executive Officer was determined by the Compensation Committee, starting with the calculation of the maximum bonus payable pursuant to the Annual Bonus Plan. In addition, for 1995, both strategic, non-financial and additional financial goals were established for Mr. Levin and were reviewed as part of the process of determining the amount of his bonus compensation within the Annual Bonus Plan's parameters. Operational targets were established based on divisional and Company-wide earnings before interest, taxes, depreciation and amortization ('EBITDA') and on cash flow. Mr. Levin's qualitative goals included expanding and rationalizing the Company's cable investment, including a restructuring of such ownership; debt reduction; continuing to strengthen and develop the skills and depth of the senior management at the Company and its operating divisions; continuing to enhance the Company's reputation among its major constituencies as a solid, progressive and strategically oriented company and establishing a good record on corporate governance issues. The Committee's evaluation also took into account the performance of the Company's Common Stock during the year, giving appropriate recognition, in its view, to the effects of general market conditions, external influences thereon and efforts made by management to impact market performance positively.

     The total compensation opportunity for Mr. Levin was reviewed in the context of the Annual Bonus Plan maximum and total compensation packages awarded to chief executive officers at selected public companies with broad consumer product, entertainment and media orientations. In light of Mr. Levin's performance, as reflected in the Company's accomplishments discussed above, his total cash compensation for the year was placed in the upper quartile of such compensation paid to the comparison group. The Compensation Committee believes that the Company's most direct competitors for executive talent are composed of a broader class than the companies with which the Company would be compared for stock performance purposes. Thus, the comparison group includes companies that are not included in the peer group index in the graph showing the comparison of five-year cumulative total stock returns that appears elsewhere in this Proxy Statement. The Compensation Committee considered the performance of the Company's Common Stock price during the year and that the performance of the Common Stock has a significant impact on the long-term, stock-based components of Mr. Levin's compensation. Mr. Levin's bonus level was based on the Compensation Committee's review of Mr. Levin's accomplishment of his goals and reflects the Committee's overall evaluation of his stewardship of the Company's significant accomplishments during 1995 despite particularly difficult regulatory and strategic environments and his positioning of the Company, its management, product lines and services for the future.

  Members of the Compensation Committee
      Reuben Mark (Chairman)
      Edward S. Finkelstein
      Carla A. Hills
      Raymond S. Troubh
      Francis T. Vincent, Jr.

EXECUTIVE COMPENSATION SUMMARY TABLE

     The following table sets forth information concerning total compensation paid to the Chief Executive Officer and each of the four most highly compensated executive officers of the Company who served in such capacities on December 31, 1995 (the 'named executive officers') for services rendered to the Company during each of the last three fiscal years in their capacities as executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                               ANNUAL COMPENSATION            COMPENSATION(6)
                                     ---------------------------------------  ---------------
                                                                  OTHER         SECURITIES
      NAME AND PRINCIPAL                                         ANNUAL         UNDERLYING        ALL OTHER
       POSITION IN 1995        YEAR  SALARY(4)     BONUS     COMPENSATION(5)  OPTIONS AWARDED  COMPENSATION(7)
------------------------------ ----  ----------  ----------  ---------------  ---------------  ---------------
Gerald M. Levin............... 1995  $1,050,000  $4,000,000     $ 153,930          --             $ 107,039
  Chairman of the Board and    1994   1,050,000   4,000,000       130,390          --               150,667
  Chief Executive Officer (1)  1993   1,050,000   4,000,000       104,000        1,000,000          139,784

Richard D. Parsons............ 1995  $  825,000  $2,000,000     $  92,000          300,000        $  77,628
  President (2)

Peter R. Haje................. 1995  $  675,000  $1,000,000     $  56,500           40,000        $ 114,102
  Executive Vice President     1994     675,000     975,000        51,500          --               129,377
  and General Counsel          1993     675,000   1,100,000       --                50,000          119,391

Richard J. Bressler........... 1995  $  450,000  $  750,000     $  50,500          100,000        $  42,755
  Senior Vice President and
  Chief Financial Officer (3)

Tod R. Hullin................. 1995  $  525,000  $  550,000       --                35,000        $  56,279
  Senior Vice President --     1994     487,500     550,000       --                40,000           75,344
  Communications               1993     406,250     550,000       --                30,000           20,867
  and Public Affairs

------------

(1) Mr. Levin became Chairman of the Board and Chief Executive Officer on January 21, 1993, having served as President and Co-Chief Executive Officer from February 20, 1992.

(2) Mr. Parsons became President on February 1, 1995. Prior to that, he served as an Unaffiliated Director of the Company and was not an employee of the Company. Mr. Parsons' stock options were awarded at the end of 1994 in connection with his anticipated employment by the Company.

(3) Mr. Bressler became Senior Vice President and Chief Financial Officer on March 16, 1995, having served as Senior Vice President, Finance from January 2, 1995, and as a Vice President (not an executive officer) prior to that.

(4) Amounts shown in the table include credits to each named executive officer's deferred compensation account equal to one third of the total shown under the 'salary' column for each of 1995, 1994 and 1993, except that the credits to Mr. Hullin's account for 1993 were $81,250.

(5) In accordance with rules of the Securities and Exchange Commission, amounts totalling less than $50,000 have been omitted. The amounts of personal benefits shown in this column for 1995 that represent more than 25% of the applicable executive's total Other Annual Compensation include financial services of $80,000 to Mr. Levin, $70,000 to Mr. Parsons and $32,500 to each of Messrs. Haje and Bressler, transportation-related benefits (including an automobile allowance) of $73,930 to Mr. Levin and automobile allowances of $22,000 to Mr. Parsons, $24,000 to Mr. Haje and $18,000 to Mr. Bressler.

(6) None of the options indicated was awarded with tandem stock appreciation rights. Of such executive officers, only Mr. Parsons was awarded restricted stock during 1993, 1994 or 1995 and, as of December 31, 1995, held any such shares. This restricted stock was awarded to Mr. Parsons in 1993 and 1994 pursuant to the Directors' Stock Plan in his capacity then as an Unaffiliated Director. The value of Mr. Parsons' 4,213 restricted shares based on the closing price of

                                              (footnotes continued on next page)
    the Common Stock on the New York Stock Exchange Composite Listing on December 29, 1995 was $159,567. Mr. Parsons receives the dividends paid in cash on such shares. See 'Corporate Governance -- Director Compensation.'

(7) The amounts shown in this column for 1995 include the following:

          (a) Pursuant to the Time Warner Employees' Savings Plan, a defined contribution plan established under section 401(k) of the Internal Revenue Code of 1986, as amended (the 'Code'), available generally to employees of the Company, for the 1995 plan year, each executive named above, except for Mr. Parsons (who was not yet eligible to participate), deferred a portion of his annual compensation and the Company contributed $2,000 for the first $3,000 so deferred by the executive ('Matching Contribution'). These Matching Contributions were invested in a fund maintained under the plan trust primarily invested in Common Stock.

          (b) Pursuant to the Time Warner Employees' Stock Ownership Plan ('TESOP'), a defined contribution plan available generally to employees of the Company, the Company may make annual contributions to a trust for the benefit of eligible employees of the Company in amounts not to exceed 12% of total eligible compensation. For the 1995 plan year, the Company allocated to each participant's account in such trust 8% of total eligible compensation of each eligible employee of the Company, including $12,000 for the account of each executive named above, except for Mr. Parsons (who was not yet eligible to participate). The Company's contribution may be made in shares of Common Stock and/or in cash which will be used to acquire shares of Common Stock. Because the Code has limited the amount of eligible compensation under TESOP to $150,000, the Company has adopted a non-qualified 'supplemental TESOP' covering otherwise eligible compensation between $150,000 and $262,500 for 1995 (increased 5% per year thereafter, to a maximum of $350,000). The Company's accrual for this supplemental plan, $9,000 in 1995 for each named executive officer, except for Mr. Parsons, is maintained pursuant to an unfunded, non-qualified deferred compensation plan and is deemed to earn interest at the long-term applicable federal rate as announced monthly by the Internal Revenue Service, compounded daily.

         (c) The Company maintains a program of life and disability insurance which is generally available to all salaried employees on the same basis. In addition, during 1995, the Company maintained for certain members of senior management, including the named executive officers, certain supplemental life insurance benefits and paid premiums for this supplemental coverage of approximately $150 each. The Company also maintained split-dollar life insurance policies on the lives of the named executive officers and paid the following amounts allocated to the term portion of the split-dollar coverage for 1995: Mr. Levin, $12,263; Mr. Parsons, $3,662; Mr. Haje, $7,378; Mr.
    Bressler, $941; and Mr. Hullin, $2,657. The actuarial equivalent of the value of the premiums paid by the Company for 1995 based on certain assumptions regarding interest rates and periods of coverage are: Mr. Levin, $83,889; Mr. Parsons, $77,478; Mr. Haje, $90,952; Mr. Bressler, $19,605; and
    Mr. Hullin, $33,129. It is anticipated that the Company will recover the net after-tax cost of the premiums on these policies or the cash surrender value thereof. For a description of life insurance coverage for certain executive officers provided pursuant to the terms of their employment agreements, see 'Employment Arrangements.'

STOCK OPTION GRANTS DURING 1995

     The following table sets forth certain information with respect to employee options to purchase shares of Common Stock ('options') awarded during 1995 to the named executive officers. All such options were nonqualified options and no stock appreciation rights ('SARs'), alone or in tandem with stock options, were awarded in 1995.

                          STOCK OPTION GRANTS IN 1995

                                               INDIVIDUAL GRANTS(1)
                                 -------------------------------------------------
                                                PERCENT
                                               OF TOTAL                                           POTENTIAL REALIZABLE
                                 NUMBER OF      OPTIONS                                          VALUE AT ASSUMED ANNUAL
                                 SECURITIES     GRANTED     EXERCISE                              RATES OF STOCK PRICE
                                 UNDERLYING       TO        OR BASE                           APPRECIATION FOR OPTION TERM
                                  OPTIONS      EMPLOYEES     PRICE      EXPIRATION    ---------------------------------------------
             NAME                 GRANTED       IN 1995      ($/SH)        DATE            0%($)            5%($)         10%($)
------------------------------   ----------    ---------    --------    ----------         -----          ----------    -----------
Gerald M. Levin...............      --           --           --           --             --                  --            --
Richard D. Parsons............     300,000(2)     5.9%       $35.63      11/16/04              0          $6,734,070    $16,995,510
Peter R. Haje.................      40,000         .8         38.69       3/15/05              0             974,988      2,460,684
Richard J. Bressler...........     100,000        2.0         38.69       3/15/05              0           2,437,470      6,151,710
Tod R. Hullin.................      35,000         .7         38.69       3/15/05              0             853,115      2,153,099

------------

(1) Options for executive officers are generally awarded pursuant to plans approved by the Company's stockholders and the terms are governed by the plans and the recipient's option agreement. The option exercise price is the fair market value of the Common Stock on the date of grant. The options shown in the table become exercisable in installments of one-third on the first three anniversaries of the date of grant. Payment of the exercise price of an option may be made in cash or, in whole or in part, in full shares of Common Stock already owned by the holder of the option. The payment of withholding taxes due upon exercise of an option may generally be made with shares of Common Stock.

(2) These options were awarded on November 17, 1994 in connection with Mr. Parsons' anticipated employment by the Company.

     As required by rules of the Securities and Exchange Commission, the dollar amounts in the last two columns represent the hypothetical gain or 'option spread' that would exist for the options based on assumed 5% and 10% annual compounded rates of stock price appreciation over the full ten-year option term (resulting in 63% and 159% appreciation, respectively). These assumed rates of appreciation applied to the price on the date of the awards in March 1995 would result in a Common Stock price on March 15, 2005 of $63.06 and $100.21, respectively. If these price appreciation assumptions are applied to all of the Company's outstanding Common Stock, such Common Stock would appreciate in the aggregate by approximately $9.5 billion and $24.1 billion, respectively, over the ten-year period ending on March 15, 2005. These prescribed rates are not intended to forecast possible future appreciation, if any, of the Common Stock.

OPTION EXERCISES AND VALUES IN 1995

     The following table sets forth as to each of the named executive officers information with respect to option exercises during 1995 and the status of their options on December 31, 1995: (i) the number of shares of Common Stock underlying options exercised during 1995; (ii) the aggregate dollar value realized upon exercise of such options; (iii) the total number of shares of Common Stock underlying exercisable and nonexercisable stock options held on December 31, 1995; and (iv) the aggregate dollar value of in-the-money exercisable and nonexercisable stock options on December 31, 1995.

                     AGGREGATE OPTION EXERCISES DURING 1995
                                      AND
                       OPTION VALUES ON DECEMBER 31, 1995

                             NUMBER OF                          NUMBER OF SHARES                  DOLLAR VALUE OF
                               SHARES        DOLLAR          UNDERLYING UNEXERCISED          UNEXERCISED IN-THE-MONEY
                             UNDERLYING       VALUE            OPTIONS ON 12/31/95             OPTIONS ON 12/31/95*
                              OPTIONS       REALIZED      -----------------------------    -----------------------------
           NAME              EXERCISED     ON EXERCISE    EXERCISABLE    NONEXERCISABLE    EXERCISABLE    NONEXERCISABLE
--------------------------   ----------    -----------    -----------    --------------    -----------    --------------
Gerald M. Levin (1).......      --            --           2,200,268          333,332      $24,317,704       $947,496
Richard D. Parsons........      --            --             100,000          200,000      $   224,500       $449,000
Peter R. Haje.............      --            --             661,954           56,666      $12,214,533       $ 52,081
Richard J. Bressler (1)...      --            --              81,403          132,733      $   971,309       $ 62,529
Tod R. Hullin.............      --            --             243,058           71,666      $ 3,664,949       $ 31,250

------------

* Based on a closing price of $37.875 per share on December 29, 1995 as reported on the New York Stock Exchange Composite Listing.

(1) Messrs. Levin and Bressler are the only executive officers listed above who have been awarded SARs in tandem with any of their stock options. 313,600 of Mr. Levin's options and 9,644 of Mr. Bressler's options held on December 31, 1995 were awarded with tandem SARs; they all were awarded on or prior to September 22, 1989 and are currently exercisable; and at December 31, 1995, they had a value of $3,030,800 and $71,718, respectively, but no separate value has been attributed to these SARs. These SARs are exercisable for Common Stock or cash, subject to a $250,000 limit on the amount of cash that may be received upon their exercise.

     The option exercise price of all the options held by the named executive officers is the fair market value of the Common Stock on the date of grant except for 500,000 of Mr. Levin's options, awarded in 1993, half of which options have an exercise price 25% above the fair market value of the Common Stock on the date of grant and the other half of which have an exercise price 50% above such fair market value. All options held by the named executive officers become immediately exercisable in full upon the occurrence of certain events, including the death or total disability of the option holder, certain change-of-control transactions and, in most cases, the Company's breach of the holder's employment agreement.

     The options held by executive officers remain exercisable for the full term of their employment agreements in the event their employment terminates as a result of the Company's breach. For some executive officers, some or all of their options remain exercisable for the full term of the options if their employment is terminated for any reason other than for cause, including death. Otherwise, options may generally be exercised for one year after death or total disability. All options terminate immediately if the holder's employment is terminated for cause. The terms of the options shown in the chart are generally ten years, although 320,000 options held by Mr. Levin have a term of 15 years from the date of their award in 1989.

EMPLOYMENT ARRANGEMENTS

     The Company is, and during 1995 was, a party to employment agreements with the executive officers of the Company. These agreements have been filed with the Securities and Exchange Commission as exhibits to the Company's periodic filings.

     Among other things, the agreements with the Company's executive officers typically provide for: a fixed term of employment in a specified executive post; annual salary; deferred compensation, generally equal to 50% of annual salary, which is invested and paid out as described below under 'Deferred Compensation'; an annual bonus in the discretion of the Compensation Committee, all or a portion of which may be deferred at the election of the executive officer; and life insurance benefits to be provided by split dollar policies, generally for the life of the executive and pursuant to which the Company recovers an amount equal to the net after-tax cost to the Company of the premiums on such policy or the cash surrender value thereof, as well as any group life insurance generally provided by the Company to its employees.

     Generally, such agreements include a narrow definition of the 'cause' for which an executive's employment may be terminated and in that event, the executive will only receive earned and unpaid base salary and deferred compensation accrued through such date of termination.

     These agreements typically provide that in the event of the Company's material breach or wrongful termination of an executive's employment, the executive will be entitled to elect either (a) to receive a lump-sum payment equal to the present value of the base salary, projected bonuses and deferred compensation otherwise payable during the remaining portion of the executive's term of employment or (b) to remain an employee of the Company through the end of the term of employment and, without performing any services, receive the base salary, bonuses and deferred compensation payable as if there had been no breach or wrongful termination. Executives are not generally required to mitigate damages after such a termination, other than as necessary to prevent the Company from losing any tax deductions to which it otherwise would have been entitled for any payments deemed to be 'contingent on a change' under the Code. In addition, these agreements typically provide that if an executive thereafter obtains other employment, the total cash salary and bonus received therefrom for services prior to the expiration of the executive's employment term (up to the amount of compensation paid to the executive by the Company for such period) must be paid over to the Company as received.

     In addition, if Mr. Bressler's or Mr. Hullin's employment terminates as a result of the Company's material breach or wrongful termination, or the Company terminates such executive's employment after the term of his employment agreement, such executive is entitled to a severance payment equal to the greater of the amount described in the preceding paragraph or the present value of three times the sum of his annual base salary, average bonus and deferred compensation. Under such circumstances, Mr. Parsons is entitled to a severance payment equal to the greater of the amount described in the preceding paragraph or the present value of the sum of one year's annual salary and deferred compensation and an average bonus. In addition, except for Mr. Levin's agreement, the provisions of the employment agreements relating to mitigation of damages provide that the executive officer may retain and not pay over to the Company an amount equal to the severance he would have received in accordance with the Company's personnel policies if he had been job eliminated.

     If an executive becomes disabled during the term of his employment agreement the executive typically will receive full salary, bonus and deferred compensation for six months and 75% thereof through the end of the employment term or, in some cases, for three years, if longer. Deferred compensation will be maintained and paid after giving effect to the executive's base salary after disability. Any such payments will be reduced by amounts received from Worker's Compensation, Social Security and disability insurance policies maintained by the Company.

     If an executive dies during the term of an employment agreement, generally the executive's beneficiaries will receive the executive's earned and unpaid salary and deferred compensation to the last day of the month in which the death occurs and a pro rata portion of the executive's bonus for the year of his death.

     The minimum annual salaries and deferred compensation under these agreements for the executive officers listed in the Summary Compensation Table are as shown for 1995 in that Table, except that the current annual salary and deferred compensation for Mr. Parsons is $900,000, for Mr. Haje is $825,000 and for Mr. Bressler is $525,000. The expiration dates of these agreements and the amounts of the individual life insurance coverage for the lifetime of such persons are: Mr. Levin -- January 10, 2000 and $6 million; Mr. Parsons -- December 31, 1999 and $4 million; Mr. Haje -- December 31, 1999 (not including a two-year advisory period) and $4 million; Mr. Bressler -- December 31, 1999 and $2 million; and Mr. Hullin -- December 31, 1998 and $2 million.

DEFERRED COMPENSATION

     Deferred compensation for executive officers is deposited into separate accounts maintained by the Company for each of such officers. The Company appoints an investment advisor for each such account subject to approval by the relevant executive. Funds are invested or deemed to be invested in securities as directed by the investment advisor, with the assumed after-tax effect upon the Company of gains, losses and income, and distributions thereof, and of interest expenses and brokerage commissions and other direct expenses attributed thereto, being credited or charged to the account. Payments are generally made to the officer from the account in installments to liquidate the account over a period of three to five years commencing on the date employment was to terminate under the employment agreement, or at such other times as the officer might have elected. Such payments include an amount equal to the assumed tax benefit to the Company of the compensation deduction available for tax purposes for the portion of the account represented by the net appreciation in such account, even though the Company might not actually receive such tax benefit.

     Amounts paid by the Company to the deferred compensation accounts of the named executive officers of the Company for 1995 are reflected in the Summary Compensation Table above.

TIME WARNER EMPLOYEES' PENSION PLAN

     The Time Warner Employees' Pension Plan, as amended (the 'Pension Plan'), provides benefits to eligible employees, including officers, of the Company and certain of its subsidiaries. Directors who are not also employees of the Company are not eligible to participate in the Pension Plan.

     A participant accrues benefits under the Pension Plan on the basis of 1 2/3% of the average annual compensation (defined as the average of the highest five consecutive full or partial years of compensation, which includes regular salary, overtime and shift differential payments, and non-deferred bonuses paid according to a regular program) for each year of service up to 30 years and 1/2% for each year of service over 30. Compensation for purposes of calculating average annual compensation under the Pension Plan is limited to $200,000 per year for 1988 through 1993 and $150,000 per year for 1994 and thereafter (both subject to adjustments provided in the Code). Eligible employees become vested in all benefits under the Pension Plan on the earlier of five years of service or certain other events.

     Annual pension benefits are reduced by a Social Security offset determined by a formula that takes into account credited service up to 35 years, covered compensation up to the average Social Security wage base and a disparity factor based on the age at which Social Security benefits are payable (the 'Social Security Offset'). The pension benefit of participants on December 31, 1977 in the former Time Employees' Profit-Sharing Savings Plan (the 'Profit Sharing Plan') is further reduced by a fixed amount attributable to a portion of the employer contributions and investment earnings credited to such employees' account balances in the Profit Sharing Plan as of such date (the 'Profit Sharing Plan Offset').

     Under the Pension Plan, employees who are at least 60 years old and have completed at least ten years of service may elect early retirement and receive the full amount of their annual pension ('early retirement'). An early retirement supplement is payable to an employee terminating employment at age 55 and before age 60, after 20 years of service, equal to the actuarial equivalent of such person's accrued benefit, or, if greater, an annual amount equal to 35% of such person's average compensation determined under the Pension Plan. The supplement ceases when the regular pension commences at age 60 or upon the death of the retiree.

     Federal law limits both the amount of compensation that is eligible for the calculation of benefits and the amount of benefits derived from employer contributions that may be paid to participants under the Pension Plan. However, as permitted by the Employee Retirement Income Security Act of 1974, as amended ('ERISA'), the Company has adopted the Time Warner Excess Benefit Pension Plan (the 'Excess Plan'), which provides for payments by the Company of certain amounts which employees of the Company would have received under the Pension Plan if eligible compensation were limited to $250,000 in 1994 (increased 5% per year thereafter, to a maximum of $350,000) and there were no payment restrictions. For purposes of the Excess Plan, the $200,000 limit (as indexed for years after 1989) on eligible compensation will only apply to compensation received in 1988 through 1993; the $250,000 limit (as adjusted) will apply to compensation received in 1994 and thereafter.

     The following table shows the estimated annual pension payable upon retirement to employees in specified remuneration and years-of-service classifications. The amounts shown in the table do not reflect the effect of the previously-described (i) Social Security Offset, (ii) Profit Sharing Plan Offset or (iii) early retirement supplements. The amount of the estimated annual pension is based upon a pension formula which applies to all participants in both the Pension Plan and the Excess Plan. The estimated amounts are based on the assumption that payments under the Pension Plan will commence upon normal retirement (generally age 65) or early retirement, that the Pension Plan will continue in force in its present form and that no joint and survivor annuity will be payable (which would on an actuarial basis reduce benefits to the employee but provide benefits to a surviving beneficiary). Amounts calculated under the pension formula which exceed ERISA limits will be paid under the Excess Plan from the Company's assets and are included in the amounts shown in the following table.

                                                         ESTIMATED ANNUAL PENSION FOR
HIGHEST CONSECUTIVE                                       YEARS OF CREDITED SERVICE
FIVE YEAR AVERAGE                    --------------------------------------------------------------------
COMPENSATION                            10          15          20          25          30          35
----------------------------------   --------    --------    --------    --------    --------    --------
$100,000..........................   $ 16,667    $ 25,000    $ 33,334    $ 41,668    $ 50,001    $ 52,501
 200,000..........................     33,334      50,001      66,668      83,335     100,002     105,002
 400,000..........................     66,668     100,002     133,336     166,670     200,004     210,004
 600,000..........................    100,002     150,003     200,004     250,005     300,006     315,006
 800,000..........................    133,336     200,004     266,672     333,340     400,008     420,008

     The amount of covered compensation that would be considered in the determination of the highest five consecutive full or partial years of compensation under the Pension Plan and the Excess Plan for each of Messrs. Levin, Parsons, Haje, Bressler and Hullin is limited as a result of the imposition of the limitations on eligible compensation. However, because combined payments under the Pension Plan and the Excess Plan are based on the average of the highest five consecutive full or partial years of compensation (taking into account the compensation limits only for 1988 and thereafter), the compensation used for determining benefits under such Plans for Mr. Levin (and employees who participated in the Pension Plan prior to 1988) will include eligible compensation in years prior to 1988 which exceeded these limits. The estimated annual benefits payable under the Pension Plan and the Excess Plan, as of February 1, 1996, would be based on average compensation of $729,248 for Mr. Levin; $262,500 for Mr. Parsons; $239,884 for Mr. Haje; $239,884 for Mr. Bressler; and $239,884 for Mr. Hullin with 23.8, 1.0, 5.4, 7.2, and 5.1 years of credited service, respectively. In addition, pursuant to their employment agreements, Messrs. Parsons and Hullin will be entitled to receive supplemental payments from the Company that will achieve a total retirement benefit equal to what each of them would have received if he had five additional years of credited service under the Pension Plan.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

     The chart below compares the Company's Common Stock performance with the performance of the Standard & Poor's 500 Composite Stock Price Index ('S&P 500 Index') and a Peer Group Index by measuring the changes in common stock prices from December 31, 1990 plus reinvested dividends and distributions. Pursuant to the rules of the Securities and Exchange Commission, the Company has created a peer group index with which to compare its own stock performance since a published industry or line-of-business index does not exist. The Company has attempted to select a grouping of companies that includes companies in lines of business similar to its own. Because of the Company's involvement in a broad mix of five major media and entertainment businesses and the fact that no other public companies are engaged in all of these businesses, no grouping could closely mirror the Company's businesses or weight those businesses to match the relative contributions of each of the Company's business units to the Company's performance. All of the companies included in the Company's Peer Group Index are engaged in only some of the businesses in which the Company is engaged and some are also engaged in businesses in which the Company does not participate. The common stocks of the following companies have been included in the Peer Group
Index: Cablevision Systems Corporation, Capital Cities/ABC, Inc., CBS Inc. (through November 30, 1995, the last completed month prior to its merger into Westinghouse Electric Corporation), Comcast Corporation, McGraw-Hill Inc., Meredith Corporation, The News Corporation Limited, Tele-Communications, Inc., Viacom Inc. and The Walt Disney Company. The chart assumes $100 was invested on December 31, 1990 in each of the Company's Common Stock, the S&P 500 Index and the Peer Group Index and reflects reinvestment of dividends and distributions on a monthly basis and annual market capitalization weighting. The stock price performance during 1995 includes substantial appreciation in the stock prices of Capital Cities/ABC, Inc. and CBS Inc. as a result of the acquisition premiums offered therefor by The Walt Disney Company and Westinghouse Electric Corporation, respectively.

                    [PERFORMANCE GRAPH]

  VALUE AT       TIME WARNER      PEER GROUP      S&P 500
DECEMBER 31      COMMON STOCK       INDEX          INDEX
------------     ------------     ----------     ---------
1990....             $100            $100          $ 100
1991....              111             129            130
1992....              150             173            140
1993....              228             210            155
1994....              183             211            157
1995....              199             269            215

ADDITIONAL INFORMATION

     During 1995, the Company and its subsidiaries engaged in transactions in the ordinary course of business, on normal commercial terms, with The Seagram Company Ltd., the beneficial owner of more than five percent of the outstanding Common Stock and ITOCHU Corporation and Toshiba Corporation, which became beneficial owners of more than five percent of separate series of the Company's voting securities on September 5, 1995 and October 2, 1995, respectively. The amounts involved in such transactions were not material to the Company or any of such companies. Mr. Haje, an executive officer of the Company, agreed to an order entered on September 27, 1993 by the U.S. Office of Thrift Supervision that, for a period of five years, suspends him from practicing before the OTS and requires him not to engage in the legal representation of a federally insured depository institution. Mr. Haje also agreed, for such period, not to participate in any unsafe or unsound banking practices or the submission of any materially misleading statements to any federal banking authority. Such order relates to events that occurred while Mr. Haje was a partner in a law firm that represented a federally insured depository institution, prior to his employment by the Company, and places no limits on his services for the Company. During 1995, the Company provided approximately $80,000 of personal benefits to Mr. Munro, a director of the Company.

                               CERTAIN LITIGATION

     On October 30, 1995, two complaints were filed in the Court of Chancery of the State of Delaware in and for New Castle County ('Delaware Chancery Court') against the Company, certain officers and directors of the Company, and other defendants, by stockholders of the

Company, purportedly derivatively on behalf of the Company. The two complaints allege, among other things, that in connection with the proposed merger of the Company and Turner Broadcasting System, Inc. ('TBS'), some or all of the defendants have violated fiduciary duties owed to the Company and its stockholders by, among other things, (i) seeking to entrench themselves in board and management positions and to eliminate the threat of a hostile takeover, (ii) securing economic benefits for themselves or conferring special benefits on Tele-Communications, Inc. ('TCI') and others at the expense of the Company's public stockholders, and (iii) structuring the transaction with TBS so as to place the Company's chief executive officer in a position which allegedly will involve a conflict between the interests of TCI and the Company. Among other relief demanded, both complaints seek an injunction against consummation of the transaction with TBS and an order directing the individual defendants to account to the Company for their alleged profits and plaintiffs' alleged damages. On November 22, 1995, the Company and the other defendants moved to dismiss the complaint in one of these actions.

     On March 12, 1996, a complaint was filed in the Delaware Chancery Court against the directors and certain officers of the Company by a stockholder of the Company, purportedly derivatively on behalf of the Company. The complaint alleges, among other things, that some or all of the defendants have breached fiduciary duties owed to the Company and its stockholders by, among other things, (i) seeking to entrench themselves in board and management positions,
(ii) conferring special benefits upon TCI at the expense of the Company's public stockholders and (iii) wasting and misappropriating corporate assets by causing the Company to enter into certain agreements, including those with TCI, R.E. Turner and Michael Milken in connection with the transaction with TBS. The complaint seeks, among other things, (i) to enjoin, preliminarily and permanently , consummation of the transaction with TBS and certain related arrangements, (ii) to enjoin, preliminarily and permanently, any settlement of a litigation between the Company and U S WEST, Inc. (in which U S WEST, Inc. seeks to enjoin the transaction with TBS and other relief), unless and until such settlement is approved by the Delaware Chancery Court, (iii) a declaratory judgment that defendants breached their fiduciary duties to the Company and its stockholders, and (iv) unspecified damages.

                          APPROVAL OF THE TIME WARNER
               1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

GENERAL

     The Time Warner 1996 Stock Option Plan for Non-Employee Directors (the 'Directors Option Plan') providing for the granting of stock options to purchase shares of Common Stock and the granting of limited stock appreciation rights with respect thereto to directors who are not employees of the Company ('Outside Directors'), is proposed to be approved by stockholders. The Directors Option Plan is intended to replace the Directors Retirement Plan. If the Directors Option Plan is approved by stockholders, no further benefits will accrue under the Directors Retirement Plan after the date of the Annual Meeting, however, Outside Directors will remain entitled to receive benefits accrued prior to that date. In addition, the Board of Directors has also expressed its intention to eliminate the payment to directors of fees for attendance at special meetings of the Board of Directors and committee meetings not held in conjunction with a Board meeting if the Directors Option Plan is approved by stockholders. See 'Corporate Governance -- Director Compensation.'

     The  Company  believes  that  a stock-based  plan  that  provides long-term rewards to Outside Directors that coincide with long-term stock price appreciation recognizable by the stockholders is a more appropriate incentive for its Outside Directors than the cash benefits paid under the Directors Retirement Plan, which are paid based upon length of service regardless of the Company's performance. The Board of Directors approved the Directors Option Plan and the proposed amendments to the Directors Retirement Plan at its meeting on March 21, 1996. The following summary of the Directors Option Plan does not purport to be complete and is subject to, and qualified in its entirety by reference to, the text of the Directors Option Plan set forth in Annex A to this Proxy Statement.

STOCK SUBJECT TO THE PLAN

     The Directors Option Plan provides for the granting of nonqualified options ('Options') to purchase a maximum of 250,000 shares of Common Stock (subject to certain adjustments described below) and the granting of limited stock appreciation rights in connection therewith ('Limited SARs') (collectively, 'Awards'). Shares in respect of which Awards are made may be either authorized and unissued shares of Common Stock or issued shares held in treasury, or both. The Company will reserve the number of shares necessary to satisfy the maximum number of shares that may be or become subject to Awards under the Directors Option Plan. If, and to the extent that, any Option should expire, terminate or be cancelled for any reason without having been exercised (or without having been deemed exercised, by virtue of the exercise of a related Limited SAR), the Common Stock underlying such Options will again become available for Awards under the Directors Option Plan. Cash payments received by the Company upon the exercise of Options will be used for general corporate purposes.

ADMINISTRATION AND ELIGIBILITY

     The Board of Directors has initially delegated authority to administer the Directors Option Plan to its Compensation Committee (the 'Committee'). The Directors Option Plan is intended to meet the requirements of Rule 16b-3 under the Exchange Act so that Outside Directors who receive Options under the Directors Option Plan will not thereby lose their status as 'disinterested persons' for purposes of administering the Company's employee stock plans.

     The only persons eligible to receive Awards under the Directors Option Plan are members of the Board of Directors who are not at the time of grant employees of the Company or any of its subsidiaries. If the Directors Option Plan is approved by stockholders at the Annual Meeting, the ten Unaffiliated Directors then serving will receive their first grant of Options thereunder shortly after the Annual Meeting.

GRANT OF OPTIONS

     Each Outside Director will automatically be granted Options with respect to 1,500 shares of Common Stock and related Limited SARs under the Directors Option Plan on the tenth New York Stock Exchange trading day after each annual meeting of the Company's stockholders, commencing with the Annual Meeting. The purchase price of the shares of Common Stock covered by each Option will be equal to the fair market value of the Common Stock on the date of grant. Each Option (and the related Limited SAR) will become exercisable (cumulatively to the extent not previously exercised) at the rate of one-third of the aggregate number of shares covered thereby at the end of each successive one-year period following the date of grant and will expire ten years after the date of grant.

EXERCISABILITY

     Options may be exercised in whole or in part, to the extent then exercisable, by delivering written notice to the Company in accordance with procedures to be established by the Committee. Payment of the exercise price may be made in cash or, unless otherwise determined by the Committee, in whole shares of Common Stock already owned by the holder, or partly in cash and partly in shares of Common Stock.

     Each Award will become immediately exercisable in full upon the occurrence of any of the following change-of-control transactions: (a) the Board (or stockholders if required) approves a consolidation or merger in which the Company is not the surviving corporation, the sale of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company,
(b) any person or other entity (other than the Company or any Company-sponsored employee benefit plan) purchases any shares of Common Stock (or securities convertible into Common Stock) pursuant to a tender or exchange offer without the prior consent of the Board of Directors, or becomes the beneficial owner of securities of the Company representing 20% or more of the voting power of Company's outstanding securities, or (c) during any two-year period, individuals who at the beginning of such period constitute the entire Board of Directors cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new director is approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     In addition, the Directors Option Plan provides that Awards become immediately exercisable in full at the time the director leaves the Board of Directors for any reason, except in the event the director is removed from the Board for cause, in which case all unexercised Options would immediately terminate and cease to exist.

     The Directors Option Plan provides that Options will remain exercisable for one year after the director dies and for five years after the director leaves the Board of Directors for any reason other than death or removal for cause (but not beyond the ten-year term of the Option).

LIMITED SARS

     Limited SARs are automatically granted under the Directors Option Plan in tandem with each grant of Options. Limited SARs may be exercised only during a prescribed period following the occurrence of one or more 'change-of-control' transactions described above. Upon the exercise of Limited SARs, the holder will receive in cash an amount equal to the number of shares of Common Stock with respect to which such Limited SARs are exercised multiplied by the excess of (a) the highest per share price paid or to be paid in connection with certain change-of-control transactions which occur at any time during the 60-day period preceding the exercise of such Limited SARs, or, if higher, the highest reported closing sales price of a share of Common Stock on the New York Stock Exchange Composite Tape at any time during such 60-day period, over (b) the exercise price of the Option.

     The exercise of any Options will cause a corresponding reduction in the number of shares of Common Stock remaining subject to the related Limited SARs, and the exercise of any Limited SARs will cause a corresponding reduction in the number of shares remaining subject to the related Options, in either case, maintaining a balance between outstanding Options and Limited SARs. Any such reduction will reduce the number of shares available for future Awards under the Directors Option Plan.

ADDITIONAL PROVISIONS

     Options and Limited SARs are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee.

     In the event of a stock split, stock dividend, recapitalization, merger, consolidation or other similar transaction which affects the character or amount of the outstanding Common Stock, the Committee will equitably adjust the purchase price of each Award and the number of shares subject to each such Award, and the number of shares for which Awards may be granted under the Directors Option Plan will be appropriately adjusted.

     The obligations of the Company with respect to Awards granted under the Directors Option Plan are subject to all applicable laws. Unless otherwise provided by the Committee, the payment of withholding taxes due in respect of an Award under the Directors Option Plan may be made with shares of Common Stock.

     The Board of Directors may terminate or amend the Directors Option Plan at any time, provided, however, that the Board of Directors will comply with all applicable laws, applicable stock exchange listing requirements, and any requirements for exemption (to the extent necessary) under Rule 16b-3 under the Exchange Act. Termination or amendment of the Directors Option Plan or any outstanding Award may not adversely affect the rights of any holder without his or her consent.

OTHER INFORMATION

     On March 25, 1996, the closing sale price of the Common Stock, as reported on the New York Stock Exchange Composite Listing, was $41.75 per share.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS AND LIMITED SARS

     The following summary generally describes the principal Federal (and not state and local) income tax consequences of Awards granted under the Directors Option Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular holder or to the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

     If an Option is granted in accordance with the terms of the Directors Option Plan, no income will be recognized by the recipient thereof at the time the Option is granted.

     On exercise of an Option, the amount by which the fair market value of the shares of Common Stock on the date of exercise exceeds the purchase price of such shares will generally be taxable to the holder as ordinary income, and will be deductible for tax purposes by the Company in the year in which the holder recognized the ordinary income. The disposition of shares acquired upon exercise of an Option will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the Option. If an Option is exercised through the use of Common Stock previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise.

     The amount of any cash received upon the exercise of Limited SARs under the Directors Option Plan will be includible in the holder's ordinary income and the Company will be entitled to a deduction for such amount.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of a majority in voting power of the shares of Common Stock and Voting Preferred Stock present, either in person or by proxy, and entitled to vote is required to approve the Directors Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE TIME WARNER 1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

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
                APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company to audit its consolidated financial statements for 1996 and has determined that it would be desirable to request that the stockholders approve such appointment.

     Ernst & Young LLP has served the Company and its subsidiaries as independent auditors for many years. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

VOTE REQUIRED FOR APPROVAL

     Stockholder approval is not required for the appointment of Ernst & Young LLP, since the Board of Directors has the responsibility for selecting auditors. However, the appointment is being submitted for approval at the Annual Meeting. No determination has been made as to what action the Board of Directors would take if stockholders do not approve the appointment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                             STOCKHOLDER PROPOSALS

PROPOSAL REGARDING THE USE OF CHLORINE-BLEACHED PAPER

     The Ancilla Domini Sisters, Donaldson, Indiana 46513, beneficial owners of 1,000 shares of Common Stock, joined by Sisters of Charity of the Incarnate Word, 2600 North Loop West, Houston, Texas 77092, the beneficial owners of 16,100 shares of Common Stock, Progressive Asset Management, 1814 Franklin Street, Oakland, California 94612, representing a client who beneficially owns 100 shares of Common Stock, and Green Century Balanced Fund, 29 Temple Place, Boston, Massachusetts 02111, the beneficial owner of 700 shares of Common Stock, have advised the Company that they intend to propose a resolution at the Annual Meeting. The proposed resolution and statement in support thereof are set forth below:

     WHEREAS the Environmental Protection Agency, in the finding of its three-year study on dioxins, declared that dioxins probably cause cancer and are linked to numerous other health disorders, including hormone disorders and disfunctions in immune systems. This threat to human health and the environment has been recognized by a number of international conventions;

     WHEREAS exposure to dioxin poses a risk of getting cancer between 1 in 1,000 and 1 in 10,000, which is at least 100 times greater than the usual acceptable risk level of 1 in 1,000,000 EPA uses for regulating exposure to toxic substances;

     WHEREAS dioxin is bio-accumulative which means it remains in the tissue of living organisms that consume it. Contamination levels increase at every step of the food chain;

     WHEREAS in October 1993, the American Public Health Association (APHA), the nations' premier public health organization, stated in a public resolution that 'virtually all chlorinated organic compounds that have been studied exhibit at least one of a wide range of serious toxic effects such as endocrine dysfunction, developmental impairment, birth defects, reproductive dysfunction and infertility, immunosuppression and cancer, often at extremely low doses;'

     WHEREAS production of chlorine-bleached paper is a major source of dioxin;

     WHEREAS the use of chlorine dioxide instead of chlorine bleach, the process used to produce most of the paper TIME now purchases, does not eliminate the production of dioxins; incineration merely turns a water pollution problem into an air pollution problem. A report released in May

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
1995 by the Center for the Biology of Natural Systems at the City University of New York found that dioxins from waste incineration travel distances as far as 1,250 miles;

     WHEREAS   TIME,   the  largest   magazine  publisher,   is  such   a  large
private-sector user of paper (800 tons a week), that the paper industry will adjust bleaching processes to fill TIME's demands;

     WHEREAS TIME pledged in January 1992 to use alternative paper as soon as it is practical to do so;

     WHEREAS clean alternatives, such as oxygen, ozone and hydrogen peroxide are currently being used around the world to produce high quality paper products without adding dangerous poisons to the environments in which those products are made;

     RESOLVED: The shareholders request the Board of Directors to report on its plans to convert to the use of alternative, totally chlorine-free paper. The report should be available to all shareholders within six months of the 1996 annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

     The Company takes its concern about the environment seriously. In December 1995, the Company's Time Inc. publishing subsidiary, along with three other major corporations, Duke University and the Environmental Defense Fund (the 'Paper Task Force') released their Paper Task Force Recommendations for Purchasing and Using Environmentally Preferable Paper (the 'Task Force Report'). This 246-page Report, based on almost three years of extensive research, contains 22 recommendations and is intended to provide a road map on how companies, including the Company, can minimize the environmental impact of the paper they buy and use. Rather than considering only a single or a few attributes of paper, for example, how it is bleached, the Paper Task Force chose to examine the entire lifecycle of paper, literally from the forest to the landfill. In so doing, the Task Force Report provides guidelines for integrating environmental criteria into paper purchasing. These guidelines point the way to improved forest management, cleaner manufacturing and less waste in landfills. A copy of the Task Force Report is available from the Company upon request.

     The Company, through its Time Inc. unit, has announced its commitment to promote in its paper purchases the Paper Task Force's concept of the 'minimum impact mill,' a holistic manufacturing concept that encompasses environmental management systems, compliance with environmental laws and regulations and process technologies. In so doing, the Company has already reported on its plans with respect to the use of chlorine-free paper. The preparation of the report requested by the proposal would be redundant and wasteful since the Company, as a participant in the Paper Task Force, has already committed substantial time and resources and has done extensive research on the subject matter of the proposal and has reported on its conclusions and plans.

     As the Task Force Report recommends, the Company integrates environmental criteria into its paper purchasing decisions along with other criteria such as cost, availability and functionality. As the Task Force Report indicates, there are several ways to achieve the minimum impact mill in terms of low-effluent bleaching processes; a totally chlorine-free process is just one. Because of the possibility of developing technologies and changing economics and environmental regulations, the Board of Directors believes that the Company should remain flexible in its approach to its paper purchases and is not well served by setting rigid deadlines and technological goals as the proponents seem to request. The Board of Directors believes that the Company, and the environment, would be better served by using the Company's resources to implement the Task Force Report's recommendations than in the creation of the requested report.

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
PROPOSAL REGARDING THE CHAIRMAN OF THE BOARD

     The Teamsters Affiliates Pension Plan, 25 Louisiana Avenue, N.W., Washington, D.C. 20001, beneficial owner of 51,900 shares of Common Stock, has advised the Company that it intends to propose a resolution at the Annual Meeting. The proposed resolution and statement in support thereof are set forth below:

     RESOLVED: That shareholders urge the Board of Directors of Time Warner Inc. or its successor to amend the bylaws to require that an independent director who was not formerly the chief executive of the company serve as chair of the board.

     SUPPORTING STATEMENT: Deal-making in the media business has raised the issue of whether a functional system of checks and balances is operating to remove personal egos from compromising sound business decisions.

     Personal will is not unknown at Time Warner which has 'several crowned heads and princelings whose egos and territorial rights must be either respected or dealt with before they can cause trouble,' in the words of Time magazine, a Time Warner property.

     One simple method for improving such checks and balances is through an independent board chairman. The board's responsibility in scrutinizing management plans may be reduced when the board chair is also the chief architect of the management plan in his or her capacity as chief executive officer. By requiring that the chair be an independent director, the board may be able to bring to bear more critical review of basic management plans. Such a chair should come from outside the corporation; permitting the recently retired CEO to chair the company may serve to allow old, inefficient ideas to remain protected.

     We believe there is certainly much that causes pause in recent actions by management at our Company.

      Disappointing stock performance. Time Warner's stock price declined 6% in the period between the announcement of the Turner merger and early October, 1995.

      Fortune  (another  company  publication),  has  described  Time   Warner's
      performance as an extended 'stay in the land of no returns.'

      Dilution in Time Warner stock. Fortune again: 'Some Wall Streeters oppose the deal because Time Warner would increase its outstanding shares by about 50% to acquire Turner. David Londoner, the influential analyst at Schroder Wertheim & Co., has told clients the proposal is too dilutive.'

      The $4 million bonus awarded to Chairman and CEO Gerald Levin, despite disappointing stock appreciation.

      The involvement of felon Michael Milken who reportedly was paid many millions for relatively little work.

     Independent scrutiny is a principle we believe that CEO Levin shares. Time says Levin 'indicated he would have no patience for prima donnas.' Certainly, the nature of personalities involved suggests that full and frank debate is possible at Time Warner.

     Again, Time: 'When Levin vetoed a Turner plan to acquire NBC last year, Turner publicly complained that Time Warner's treatment of him was the equivalent of female genital mutilation.' Leaving aside questions of taste both of the speaker and the family publication printing it, if the Turner-Levin relationship can survive such bruising conversations, then perhaps our company can codify improved board autonomy by providing for an independent chair.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

     The Board of Directors believes that the interests of the Company and its stockholders are best served by the experience, consistent direction and ability for decisive action afforded by a full-time Chairman and Chief Executive Officer who is subject to the oversight of the Company's Board of Directors and directly accountable to the stockholders. In fact, requiring the positions to be separated could potentially dilute the Chief Executive Officer's accountability to the stockholders. The Board believes no conflict of interest is created by having one person hold the offices of the Chairman and Chief Executive Officer, and that no meaningful additional measure of independence and stockholder access would be provided by a non-executive Chairman.

     Under the Company's current organization, the Company and its stockholders have benefitted from the full-time attention of a Chairman who is also the Chief Executive Officer. In such capacities, he is confronted on a daily basis with the operational, administrative and strategic issues that face the Company. As a result, the Chairman is able to prioritize properly the issues that need the attention of the Board and its committees and the directors are able to interact directly and consistently with the person with detailed knowledge about the Company and about management's goals for the Company.

     In addition, the independence of Board oversight, the subject of the proposal, is already in place at the Company. Twelve of the fifteen current members of the Board are Unaffiliated Directors, and three of the five committees of the Board, Compensation, Nominating and Governance and Audit, are composed entirely of Unaffiliated Directors. A more detailed discussion about the authority of these committees is presented earlier in this Proxy Statement. Each of the Unaffiliated Directors is a full participant in the Company's major strategic and policy decisions and, when they deem it appropriate, the Unaffiliated Directors may meet without the Affiliated Directors. The insight, advice and counsel that each Unaffiliated Director contributes to the Company would not be enhanced by an Unaffiliated Director serving as Chairman. The Board believes the existing structure has served the Company well and need not be altered.

PROPOSAL REGARDING STAGGERED BOARD

     John J. Gilbert and Margaret R. Gilbert, 29 East 64th Street, New York, New York 10021, representing at least 1,000 shares of Common Stock, have advised the Company that they intend to propose a resolution at the Annual Meeting. The proposed resolution and statement in support thereof are set forth below:

     RESOLVED: That the stockholders of Time Warner Inc., assembled in annual meeting in person and by proxy, hereby request that the Board of Directors take the needed steps to provide that at future elections of directors new directors be elected annually and not by classes as is now provided and that on expiration of present terms of directors their subsequent election shall also be on an annual basis.

                                    REASONS

     Continued very strong support along the lines we suggest were shown at the last annual meeting when 42%, 2,399 owners of 89,948,660 shares, were cast in favor of this proposal. The vote against included 1,141 unmarked proxies.

     ARCO to its credit voluntarily ended theirs stating that when a very high percentage (34.6%) desired it to be changed to an annual election it was reason enough for them to change it. Several other companies have also followed suit such as: Pacific Enterprises, Katy Industry, Hanover Direct and others. A few years ago my resolution on the subject was withdrawn when the Westinghouse directors agreed to end their stagger system. At the recent Lockheed-Martin merger the stagger system was ended and also at a special merger meeting of First Commerce Corporation in 1995. Further, Allegheny Power System tried to put in a stagger system, as well as take away cumulative voting, and the stockholders defeated it, showing stockholders are interested in their rights.

     Because of normal need to find new directors and because of environmental problems and the avalanche of derivative losses and many groups desiring to have directors who are qualified on the subjects, we think that ending the stagger system of electing directors is the answer. Some recommendations have been made to carry out the CERES 10 points. The 11th, in our opinion, should be to end the staggered boards and to have cumulative voting.

     Equitable Life Insurance Company, which is now called Equitable Companies, converted from a policy owned company to a public stockholder meeting. Thanks to AXA, the comptrolling French insurance company not wanting it they now do not have a staggered board.

     Orange and Rockland Utility Company has a terrible time with the stagger system and its 80% clause to recall a director. The chairman was involved in a scandal affecting the company. Not having enough votes at the meeting to get rid of the chairman had to be adjourned. Finally, at the adjourned meeting enough votes were counted to recall him.

     Also, ending the staggered board might help get directors who see we get an improved report on the stockholders meeting, which includes the identity of shareholders asking questions; answers to questions raised at the meeting and the votes for and against all resolutions; as well as to see about getting a better chairman to run the annual meeting and not one who waste an hour with pictures before getting to the business of the meeting.

     If you agree, please mark your proxy for this resolution; otherwise it is automatically cast against it, unless you have marked to abstain.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

     The Board believes that the Company relies, even more than most other companies, on the quality, commitment and creativity of people who work for it. Its people are of vital importance to the success of its unique mix of products and services and to the expansion of its businesses. The Board believes that the staggered Board system gives the people of the Company, especially its division heads and journalistic and creative communities, an enhanced sense of continuity, purpose and direction that is essential to the growth of its businesses. The Board, therefore, believes that the present system of classification is in the best interest of the stockholders and should be continued. In fact, in 1993 more than half of the domestic, public companies in the FORTUNE 500 had staggered boards. The provision of the Company's Restated Certificate of Incorporation that the Board of Directors be divided into three classes was approved at the special meeting of the Company's stockholders held on December 7, 1983. The provision reduces the possibility of a sudden and surprise change in majority control of the Board of Directors without the support of the incumbent Board. This provision and others approved by the stockholders in December 1983 are designed to impede disruptive and inequitable tactics that have become relatively common corporate takeover practices.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the votes cast on each stockholder proposal, either in person or by proxy, by holders of Common Stock and Voting Preferred Stock entitled to vote and voting as a single class is required to adopt each such stockholder proposal.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, directors and greater than ten-percent

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
stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 1995, its officers, directors and greater than ten-percent beneficial owners complied with all applicable
Section 16(a) filing requirements, except that Mr. Bressler filed one late report relating to the Company's redemption of convertible debt securities held by him.

                            EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies and voting instructions may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company has retained D. F. King & Co., Inc. at an estimated cost of $20,000, plus reimbursement of expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

                 PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 1997 Annual Meeting, stockholder proposals must be received by the Company no later than December 2, 1996, and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a stockholder who has notified the Company of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

     All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the attention of the Secretary of the Company at 75 Rockefeller Plaza, New York, New York 10019.

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
GENERAL

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on such matters.

                                         BY ORDER OF THE BOARD OF DIRECTORS,

                                         GERALD M. LEVIN
                                         CHAIRMAN OF THE BOARD AND
                                         CHIEF EXECUTIVE OFFICER

March 29, 1996

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
                                                                         ANNEX A

                         TIME WARNER 1996 STOCK OPTION
                        PLAN FOR NON-EMPLOYEE DIRECTORS

1. PURPOSE OF THE PLAN

     The purpose of the Time Warner 1996 Stock Option Plan for Non-Employee Directors (hereinafter the 'Plan') is to provide for the granting of nonqualified stock options and limited stock appreciation rights to Outside Directors and to increase their proprietary interest in Time Warner and their identification with the interests of Time Warner's stockholders through annual grants of stock options.

2. CERTAIN DEFINITIONS

     The following terms (whether used in the singular or plural) have the meanings indicated when used in the Plan:

          (a) 'Agreement' means the stock option and Limited SARs agreement specified in Section 10.

          (b) 'Approved Transaction' means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of Time Warner) shall approve (i) any consolidation or merger of Time Warner in which Time Warner is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of Time Warner
     (x) as contemplated in the Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995 among Time Warner Inc., TW Inc., Time Warner Acquisition Corp., TW Acquisition Corp. and Turner Broadcasting System, Inc., as the same may be amended from time to time, or (y) in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Time Warner, or (iii) the adoption of any plan or proposal for the liquidation or dissolution of Time Warner.

          (c) 'Award' means grants of Options and Limited SARs under this Plan.

          (d) 'Board' means the Board of Directors of Time Warner.

          (e) 'Board Change' means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board ceased for any reason to constitute a majority thereof unless the election, or the nomination for election by Time Warner's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          (f) 'Code' means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

          (g) 'Common Stock' means, subject to Section 11 hereof, the common stock, par value $1.00 per share, of Time Warner.

          (h) 'Composite Tape' means the New York Stock Exchange Composite Tape.

          (i) 'Control Purchase' means any transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange
     Act), corporation or other entity (other than Time Warner or any employee benefit plan sponsored by Time Warner or any of its Subsidiaries) (i) shall purchase any Common Stock (or securities convertible into Common

     Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) shall become the 'beneficial owner' (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Time Warner representing 20% or more of the combined voting power of the then outstanding securities of Time Warner ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire Time Warner's securities).

          (j) 'Effective Date' means the date the Plan becomes effective pursuant to Section 13.

          (k) 'Exchange Act' means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

          (l) 'Fair Market Value' of a share of Common Stock means the average of the high and low sales prices of a share of Common Stock on the Composite Tape on the date in question.

          (m) 'Holder' means an Outside Director who has received an Award under this Plan.

          (n) 'Limited SARs' means limited stock appreciation rights subject to the terms of Section 7.6.

          (o) 'Minimum Price Per Share' means the highest gross price (before brokerage commissions, soliciting dealers' fees and similar charges) paid or to be paid for any share of Common Stock (whether by way of exchange, conversion, distribution, liquidation or otherwise) in, or in connection with, any Approved Transaction or Control Purchase which occurs at any time during the period beginning on the sixtieth day prior to the date on which Limited SARs are exercised and ending on the date on which Limited SARs are exercised. If the consideration paid or to be paid in any such Approved Transaction or Control Purchase shall consist, in whole or in part, of consideration other than cash, the cash value of such consideration shall be the same as established by the Board under the provisions of Time Warner's 1994 Stock Option Plan or any successor thereto.

          (p) 'Option' means any nonqualified stock option granted pursuant to this Plan.

          (q) 'Outside Directors' shall mean a member of the Board who, as of the close of business on the date of the grant of any Option hereunder, is not an employee of Time Warner or any Subsidiary.

          (r) 'Plan' has the meaning ascribed thereto in Section 1.

          (s) 'Subsidiary' of a person means any present or future subsidiary corporation (as such term is defined in section 424 of the Code) of such person and any present or future trade or business, whether or not incorporated, controlled by or under common control with such person. An entity shall be deemed a Subsidiary of a person only for such periods as the requisite ownership or control relationship is maintained.

          (t) 'Time Warner' means Time Warner Inc., a Delaware corporation, and any successor thereto.

          (u) 'Trading Day' means any day on which the New York Stock Exchange is open for business.

          (v) 'Total Disability' means a permanent and total disability as defined in section 22(e)(3) of the Code.

3. STOCK SUBJECT TO THE PLAN

     3.1. Number of  Shares. Subject to  the provisions of  Section 11 and  this
Section 3, the maximum number of shares of Common Stock in respect of which Awards may be granted is 250,000. If and to the extent that an Option shall expire, terminate or be cancelled for any reason without having been exercised (or without having been considered to have been exercised as provided in Section 7.6), the shares of Common Stock subject to such expired, terminated or cancelled portion of the Option shall again become available for purposes of the Plan.

     3.2. Character of Shares. Shares of Common Stock deliverable under the terms of the Plan may be, in whole or in part, authorized and unissued shares of Common Stock or issued shares of Common Stock held in Time Warner's treasury, or both.

     3.3. Reservation of Shares. Time Warner shall at all times reserve a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in Time Warner's treasury, or both) equal to the maximum number of shares that may be subject to outstanding Awards and future Awards under the Plan.

4. ADMINISTRATION

     4.1. Interpretation. Subject to the express provisions of the Plan, the Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Board on the matters referred to in this Section 4 shall be conclusive.

     4.2. Delegation to Committee. Notwithstanding anything to the contrary contained herein, the Board may at any time, or from time to time, appoint a Committee and delegate to such Committee the authority of the Board to administer the Plan. Upon such appointment and delegation, any such Committee shall have all the powers, privileges and duties of the Board, and shall be substituted for the Board, in the administration of the Plan to the extent provided in such delegation, except for the power to appoint members of the Committee and to terminate, modify or amend the Plan. The Board may from time to time appoint members of any such Committee in substitution for or in addition to members previously appointed, may fill vacancies in such Committee and may discharge such Committee.

     Any such Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

5. ELIGIBILITY

     The only persons eligible to participate in the Plan shall be Outside Directors.

6. ANNUAL GRANTS

     Each Outside Director shall automatically be granted 1,500 Options and related Limited SARs under the Plan on the day that is 10 Trading Days after each annual meeting of stockholders of Time Warner, commencing with the annual meeting to be held in 1996, and, except as hereinafter provided, the Company shall promptly thereafter execute and deliver to each Outside Director, an Agreement evidencing the grant of such Options and Limited SARs, in each case without any further action required to be taken by the Board or any committee thereof. An individual who shall become an Outside Director subsequent to the date of the annual meeting of stockholders of Time Warner for any year shall first become eligible to participate in the Plan commencing on the date of the next annual meeting of stockholders of Time Warner.

7. OPTIONS AND LIMITED SARS

     7.1. Option Prices. The purchase price of the Common Stock under each Option shall be equal to 100% of the Fair Market Value of the Common Stock on the date of grant.

     7.2. Terms of Options. The term of each Option shall be ten years from the date of grant.

     7.3.  Exercisability  of  Options.  Subject to  adjustment  as  provided in
Section 11, each Option granted under the Plan shall be exercisable (a) on and after the first anniversary of the date of grant, to the extent of 500 shares,
(b) on and after the second anniversary of the date of grant, to the extent of 1,000 shares and (c) on and after the third anniversary of the date of grant, to the extent of 1,500 shares. Notwithstanding the foregoing, each Option granted under the Plan shall become exercisable in full (a) on the date the Holder ceases to be a director of Time Warner for any reason other than as described in
Section 7.5(d) and (b) in the event of any Approved Transaction, Board Change or Control Purchase.

     7.4. Manner of Exercise. Payment of the Option purchase price shall be made in cash or in whole shares of Common Stock already owned by the Holder or partly in cash and partly in such Common Stock in accordance with the provisions of the Agreement. An Option shall be exercised by written notice to Time Warner upon such terms and conditions as provided in the Agreement. Time Warner shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable, and within a reasonable time thereafter such transfer shall be evidenced on the books of Time Warner. No Holder or other person exercising an Option shall have any of the rights of a stockholder of Time Warner with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

     7.5. Termination of Options. The unexercised portion of each Option shall automatically and without notice irrevocably terminate and become null and void at the time of the earliest to occur of (a) ten years from the date of grant of such Option, (b) five years from the date the Holder ceases to be a director of Time Warner by reason of retirement, Total Disability or any reason other than as described in the succeeding clauses (c) and (d), (c) one year from the date the Holder dies or (d) the date the Holder is removed from the Board for cause.

     7.6. Limited SARs. Limited SARs shall be granted pursuant to the provisions of this Section 7.6 with respect to each grant of Options under the Plan (hereinafter called a 'related Option'). Subject to the terms and provisions of this Section 7.6, each Limited SAR shall be exercisable to the extent the related Option is then exercisable and in no event after the complete termination or full exercise of the related Option. Limited SARs shall be exercisable in whole or in part upon notice to Time Warner upon such terms and conditions as provided in the Agreement.

     Upon the exercise of Limited SARs, the related Option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such Limited SARs are exercised and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock in respect of which other Awards may be granted. Upon the exercise or termination of the related Option, the Limited SARs with respect thereto shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

     The provisions of Sections 7 through 19 (to the extent that such provisions are applicable to Options) shall also be applicable to Limited SARs unless the context otherwise requires.

     Limited SARs may be exercised only during the period (a) beginning on the first day following either (i) the date of an Approved Transaction, (ii) the date of a Control Purchase, or (iii) the date of a Board Change, and (b) ending on the ninetieth day following such date. The effective date of exercise of a Limited SAR shall be deemed to be the date on which Time Warner shall have received notice from the Holder of the exercise thereof.

     Upon the exercise of Limited SARs granted in connection with an Option, except as otherwise provided in the Agreement and the immediately succeeding sentence, the Holder thereof shall receive in cash an amount equal to the product computed by multiplying (a) the excess of (i) the higher of (A) the Minimum Price Per Share, or (B) the highest reported closing sales price of a share of Common Stock as reported on the Composite Tape at any time during the period beginning on the sixtieth day prior to the date on which such Limited SARs are exercised and ending on the date on which such Limited SARs are exercised over (ii) the per share Option price of the related Option, by (b) the number of shares of Common Stock with respect to which such Limited SARs are being exercised. The Board shall have the discretion to settle Limited SARs by the delivery of Common Stock rather than cash if in the judgment of the Board such action is necessary or advisable to preserve pooling of interests accounting treatment for any proposed transaction involving Time Warner.

     7.7. Nontransferability of Options and Limited SARs. Options and Limited SARs shall not be transferable other than by will or the laws of descent and distribution, and Options and Limited SARs may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative).

8. NO RIGHT TO NOMINATION

     Nothing contained in the Plan or in any Award shall confer on any Outside Director the right to be nominated for reelection to the Board.

9. NONALIENATION OF BENEFITS

     No right  or benefit  under  the Plan  shall  be subject  to  anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

10. WRITTEN AGREEMENT

     Each grant of an Option and Limited SARs shall be evidenced by an Agreement consistent with the terms of the Plan.

11. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

     In the event of any stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Common Stock while any portion of any Award theretofore granted under the Plan is outstanding but unexercised, the character and number of shares subject to such Award and the option price shall be appropriately adjusted by the Board, whose determination shall be conclusive. If any such change or transaction shall occur, the number and kind of shares for which Awards may thereafter be granted under the Plan shall be adjusted to give effect thereto.

     Notwithstanding anything to the contrary contained in this Plan, upon consummation of the mergers contemplated by the Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995 among Time Warner, Turner Broadcasting System, Inc., TW Inc. ('New Time Warner'), Time Warner Acquisition Corp. and TW Acquisition Corp. and the assumption of this Plan by New Time
Warner: (i) New Time Warner shall be substituted for Time Warner for all purposes of this Plan, (ii) Common Stock as used in this Plan shall mean the common stock, par value $.01 per share, of New Time Warner ('New Time Warner Common Stock'), (iii) the Board shall mean the Board of New Time Warner, and (iv) each outstanding Option and Limited SAR shall automatically become an Option to purchase and a Limited SAR with respect to New Time Warner Common Stock on a one-for-one basis at the same exercise price.

12. TERMINATION AND AMENDMENT

     The Board may at any time terminate the Plan or make such amendments to the Plan as it shall deem advisable; provided, however, that the Plan may not be amended more than once every six months (other than to comply with changes to the Code or the Employee Retirement Income Security Act of 1974, as amended), and any amendment to the Plan shall comply with all applicable laws and stock exchange listing requirements, including without limitation, Rule 16b-3 under the Exchange Act. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan.

13. EFFECTIVENESS OF THE PLAN

     The Plan shall become effective upon approval by the stockholders of Time Warner entitled to vote at the annual meeting of such stockholders to be held in 1996, or any adjournment thereof.

14. GOVERNMENT AND OTHER REGULATIONS

     The  obligation of Time Warner  with respect to Awards  shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange on which the Common Stock may be listed. For so long as the Common Stock is registered under the Exchange Act, Time Warner shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of Common Stock that may be issued to Holders under the Plan, and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

15. WITHHOLDING

     Time Warner's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding taxes paid by a Holder upon the exercise of any Option may be paid in shares of Common Stock upon such terms and conditions as the Board shall determine; provided, however, that the Board in its sole discretion may disapprove such payment and require that such taxes be paid in cash.

16. SEPARABILITY

     If any of the terms or provisions of this Plan conflict with the requirements of applicable law or Rule 16b-3 under the Exchange Act, then such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with applicable law or such Rule without invalidating the remaining provisions hereof.

17. NON-EXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of Time Warner for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements for Outside Directors as it may deem desirable.

18. GOVERNING LAW

     The Plan shall be governed by, and construed in accordance with, the laws of the State of New York.

19. BENEFICIARIES

     Each Outside Director may designate any person(s) or legal entity(ies), including his or her estate, as his or her beneficiary under the Plan. Such designation shall be made in writing on a form filed with the Secretary of Time Warner or his or her designee and may be revoked or changed by an Outside Director at any time by filing written notice of such revocation or change with the Secretary of Time Warner or his or her designee. If no person shall be designated by an Outside Director as his or her beneficiary or if no person designated by such Outside Director as his or her beneficiary survives such Outside Director, the Outside Director's beneficiary shall be his or her estate.

               [MAP PROVIDING DIRECTIONS TO WARNER BROS. STUDIO]

                                                                      APPENDIX 1

--------------------------------------------------------------------------------

                                  TIME WARNER INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TIME WARNER INC. FOR THE ANNUAL MEETING ON MAY 16, 1996

     The  undersigned hereby constitutes and appoints Richard J. Bressler, Peter
     R. Haje and Philip R. Lochner, Jr., and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Annual Meeting of Stockholders of TIME WARNER INC. on Thursday, May 16, 1996, and any adjournment thereof, and to vote on the matters indicated all the shares of Common Stock which the undersigned would be entitled to vote if personally present.

ELECTION   OF   DIRECTORS   FOR   TERMS   EXPIRING   IN   1999    --       PLEASE  MARK,  SIGN AND  DATE  THIS PROXY
Beverly Sills Greenough, Carla A. Hills, Reuben Mark and Francis  T.       CARD  ON THE  REVERSE SIDE  AND RETURN IT
Vincent, Jr., nominees.                                                    PROMPTLY   USING   THE   ENCLOSED   REPLY
                                                                           ENVELOPE.

                                                     (CONTINUED ON REVERSE SIDE)

P
R
O
X
Y

This proxy when properly executed will be voted in the           [X] Please mark
manner directed herein.  If no direction is made, this               your votes
proxy  will  be  voted  FOR  all  nominees listed, FOR               this way
proposals 2 and 3  and AGAINST  proposals  4 through 6.


The Board of Directors recommends a vote FOR all nominees
in Item 1 and FOR proposals 2 and 3.
                                   FOR     WITHHELD
1. Election of Directors           [ ]       [ ]
   (see reverse).

For, except vote withheld from the following nominee(s):

________________________________________________

                                   FOR     AGAINST   ABSTAIN
2. Approval of the 1996            [ ]       [ ]       [ ]
   Stock Option Plan for
   Non-Employee Directors.

3. Approval of Auditors.           [ ]       [ ]       [ ]





The Board of Directors recommends a vote AGAINST proposals 4 through 6.

                                   FOR     AGAINST   ABSTAIN
4. Stockholder proposal            [ ]       [ ]       [ ]
   regarding chlorine-
   bleached paper.

5. Stockholder proposal            [ ]       [ ]       [ ]
   regarding the Chair-
   man of the Board.


                                   FOR     AGAINST   ABSTAIN
6. Stockholder proposal            [ ]       [ ]       [ ]
   regarding staggered board.


7. In their discretion, upon such other
   matters as may properly come before
   the Meeting.


                          MEETING ATTENDANCE

                   Please mark this box if you plan    [ ]
                        to attend the Meeting.

                            ADDRESS CHANGE

                   Please mark this box if you have    [ ]
                      indicated an address change.

            Receipt is hereby acknowledged of the Time Warner Inc. Notice of Meeting and Proxy Statement.


Signature(s)_______________________________________________    Date_____________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                                      APPENDIX 2


                                              ==================================
                                              Please mark, sign and date this
                                              Proxy and return it promptly using
                                              the enclosed reply envelope.
                                              ==================================


                                      PROXY


                                TIME WARNER INC.
             Proxy Solicited on Behalf of the Board of Directors of Time Warner Inc. for the Annual Meeting on May 16, 1996

        The undersigned hereby constitutes and appoints Richard J. Bressler, Peter R. Haje and Philip R. Lochner, Jr., and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Annual Meeting of Stockholders of TIME WARNER INC. on Thursday, May 16, 1996, and any adjournment thereof, and to vote on the matters indicated all the shares of Preferred Stock which the undersigned would be entitled to vote if personally present.

        This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all nominees listed in item 1, FOR proposals 2 and 3 and AGAINST proposals 4 through 6.



______________             ___________________   ________________
Name of Holder             Series of Preferred   Number of Shares
                                  Stock

The Time Warner Inc. Board of Directors recommends a vote FOR all nominees in item 1 and FOR proposals 2 and 3.

1. Election of Directors for terms expiring in 1999 - Beverly Sills Greenough, Carla A. Hills, Reuben Mark and Francis T. Vincent, Jr., nominees.

                                   FOR [ ]   WITHHELD [ ]

        [ ] FOR, except vote withheld from the following nominee(s):____________

        __________________________________________________________________
2.      Approval of the 1996 Stock Option Plan for Non-Employee Directors.

                                   FOR [ ]       AGAINST [ ]        ABSTAIN [ ]

3.      Approval of Auditors.
                                   FOR [ ]       AGAINST [ ]        ABSTAIN [ ]

    The Board of Directors recommends a vote AGAINST proposals 4 through 6.

4.      Stockholder proposal regarding chlorine-bleached paper.

                                   FOR [ ]       AGAINST [ ]        ABSTAIN [ ]

5.      Stockholder proposal regarding the Chairman of the Board.

                                   FOR [ ]       AGAINST [ ]        ABSTAIN [ ]

6.      Stockholder proposal regarding staggered board.

                                   FOR [ ]       AGAINST [ ]        ABSTAIN [ ]

7. In their discretion, upon such other matters as may properly come before the meeting.

Please check this box if you plan to attend the meeting. [ ]



                         Signature(s) ___________________________

                                      ___________________________      _________
                                      Note: Please sign exactly        Date
                                      as name appears hereon.
                                      When signing as attorney,
                                      officer, administrator or
                                      trustee, please give full
                                      title as such.

                                  APPENDIX 3

--------------------------------------------------------------------------------

                  TIME WARNER EMPLOYEES' STOCK OWNERSHIP PLAN
                        CONFIDENTIAL VOTING INSTRUCTIONS
         INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
            TIME WARNER INC. FOR THE ANNUAL MEETING ON MAY 16, 1996

Under the provisions of the Trust relating to the Time Warner Employees' Stock Ownership Plan ('TESOP'), which includes accounts transferred from the Time Incorporated Payroll-Based Employee Stock Ownership Plan ('PAYSOP') and the WCI Employee Stock Ownership Plan ('WCI ESOP'), Chemical Bank, or any successor organization ('Chemical'), as Trustee, is required to request your confidential instructions as to how the shares of Time Warner Common Stock attributable to your accounts under TESOP are to be voted at the Time Warner Annual Meeting of Stockholders scheduled to be held on May 16, 1996. Your instructions to Chemical will not be divulged or revealed to anyone at Time Warner Inc. If Chemical does not receive your instructions on or prior to May 13, 1996, (a) the shares allocated to your PAYSOP and WCI ESOP accounts, if any, will not be voted and
(b) all other shares allocated to your TESOP accounts will be voted at the Annual Meeting in the same proportion as shares for which Chemical has received voting instructions with respect to other participants' TESOP accounts (excluding PAYSOP and WCI ESOP accounts).

ELECTION   OF   DIRECTORS   FOR   TERMS   EXPIRING   IN   1999    --       Please   mark,   sign   and   date   this
Beverly Sills Greenough, Carla A. Hills, Reuben Mark and Francis  T.       Instruction  Card on the reverse side and
Vincent, Jr., nominees.                                                    return it  promptly  using  the  enclosed
                                                                           envelope.

(CONTINUED ON REVERSE SIDE)

The undersigned  hereby instructs  Chemical, as Trustee,         [X] Please mark
to direct the vote as follows as the  Time Warner Annual             your votes
Meeting of Stockholders  to be held on May  16, 1996 and             this way
at any adjournment thereof, of all shares of Time Warner
Common Stock attributable to the undersigned's accounts under TESOP (including PAYSOP and WCI ESOP accounts).


The Board of Directors recommends a vote FOR all nominees
in Item 1 and FOR proposals 2 and 3.
                                   FOR     WITHHELD
1. Election of Directors           [ ]       [ ]
   (see reverse).

For, except vote withheld from the following nominee(s):

________________________________________________

                                   FOR     AGAINST   ABSTAIN
2. Approval of the 1996            [ ]       [ ]       [ ]
   Stock Option Plan for
   Non-Employee Directors.

3. Approval of Auditors.           [ ]       [ ]       [ ]





The Board of Directors recommends a vote AGAINST proposals 4 through 6.

                                   FOR     AGAINST   ABSTAIN
4. Stockholder proposal            [ ]       [ ]       [ ]
   regarding chlorine-
   bleached paper.

5. Stockholder proposal            [ ]       [ ]       [ ]
   regarding the Chair-
   man of the Board.


                                   FOR     AGAINST   ABSTAIN
6. Stockholder proposal            [ ]       [ ]       [ ]
   regarding staggered board.


7. To grant discretionary voting authority to management persons regarding such matters as may properly come before the Meeting.


                          MEETING ATTENDANCE

                   Please check this box if you plan    [ ]
                        to attend the Meeting.


            Receipt is hereby acknowledged of the Time Warner Inc. Notice of Meeting and Proxy Statement.


Signature(s)_______________________________________________    Date_____________

NOTE: Please sign exactly as name appears hereon.






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                                  APPENDIX 4

                        CONFIDENTIAL VOTING INSTRUCTIONS

TIME WARNER EMPLOYEES' SAVINGS PLAN ("Savings Plan")
TIME WARNER THRIFT PLAN ("Thrift Plan")
CABLE EMPLOYEES SAVINGS PLAN ("Cable Plan")

Instructions solicited on behalf of the Board of Directors for the Time Warner Inc. Annual Meeting on May 16, 1996.

Under the provisions of the Trusts relating to these three Plans, Fidelity Management Trust Company ("Fidelity"), as Trustee, is required to request your confidential instructions as to how your proportionate interest in the shares of Time Warner Common Stock (an "interest") held in the Time Warner Common Stock Fund under any of those Plans is to be voted at the Annual Meeting of Stockholders scheduled to be held on May 16, 1996. Your instructions to Fidelity will not be divulged or revealed to anyone at Time Warner Inc. If Fidelity does not receive your instructions on or prior to May 13, 1996, your interest, if any, in the Time Warner Common Stock Fund (a) attributable to accounts transferred from the Time Incorporated Payroll-Based Employee Stock Ownership Plan ("PAYSOP") to the Cable Plan will not be voted and (b) attributable to the remainder of your Cable Plan account,if any, and any other Plan accounts will be voted at the Annual Meeting in the same proportion as interests for which Fidelity has received voting instructions with respect to other participants' Time Warner Common Stock Fund accounts maintained in such respective Plan (excluding PAYSOP accounts in the Cable
Plan).


                                            This instruction must be signed
                                            exactly as name appears hereon.


                                            ____________________________________

                                            ____________________________________
                                            Signature(s)                Date

                                             (CONTINUED ON REVERSE SIDE)

The undersigned hereby instructs Fidelity, as Trustee, to vote as follows by proxy at the Annual Meeting of Stockholders of Time Warner Inc. to be held on May 16, 1996 and at any adjournment thereof, the undersigned's proportionate interest in the shares of Time Warner Common Stock held in the Time Warner Common Stock Fund under each of the Plans (including PAYSOP accounts in the Cable Plan), if any.

The Time Warner Inc. Board of Directors recommends a vote FOR all nominees in item 1 and FOR proposals 2 and 3.


1. Election of Directors for terms expiring in 1999 - Beverly Sills Greenough, Carla A. Hills, Reuben Mark and Francis T. Vincent, Jr., nominees.


                             FOR [ ]   WITHHELD [ ]

        |_| FOR, except vote withheld from the following nominee(s):

        __________________________________________________________________
2.      Approval of the 1996 Stock Option Plan for Non-Employee Directors.

                             FOR [ ]       AGAINST [ ]       ABSTAIN [ ]


3.      Approval of Auditors.

                             FOR [ ]       AGAINST [ ]       ABSTAIN [ ]


     The Board of Directors recommends a vote AGAINST proposals 4 through 6.

4.      Stockholder proposal regarding chlorine-bleached paper.

                             FOR [ ]       AGAINST [ ]       ABSTAIN [ ]


5.      Stockholder proposal regarding the Chairman of the Board.

                             FOR [ ]       AGAINST [ ]       ABSTAIN [ ]


6.      Stockholder proposal regarding staggered board.

                             FOR [ ]       AGAINST [ ]       ABSTAIN [ ]


7. To grant discretionary voting authority to management persons regarding such matters as may properly come before the meeting.

Please check this box if you plan to attend the meeting. [ ]

                      PLEASE SIGN AND DATE ON REVERSE SIDE